                       SALE, PURCHASE AND ESCROW AGREEMENT


                                     BETWEEN


      TOWER FUND LANDMARK LIMITED PARTNERSHIP, A TEXAS LIMITED PARTNERSHIP,
                    (AS TO LANDMARK CENTER I ("TFLLP"), AND,
          METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK CORPORATION,
ON BEHALF OF A COMMINGLED SEPARATE ACCOUNT (AS TO LANDMARK CENTER I) ("MLICSA"),
                   (COLLECTIVELY, TFLLP AND MLICSA, "SELLER")


                                       AND


        HARVARD PROPERTY TRUST, LLC, a Delaware limited liability company
                                  ("PURCHASER")


                                       AND


                 STEWART TITLE GUARANTY COMPANY ("ESCROW AGENT")


                                TABLE OF CONTENTS

                                                                                                              PAGE


ARTICLE I             SALE AND PURCHASE OF PROPERTY..............................................................1

         1.1      Agreement of Sale and Purchase.................................................................1
         1.2      Property Defined...............................................................................2

ARTICLE II            PURCHASE PRICE.............................................................................2

         2.1      Price..........................................................................................2
         2.2      Deposit........................................................................................2
         2.3      Balance of Purchase Price......................................................................2
         2.4      Investments....................................................................................2
         2.5      Interest on the Deposit........................................................................2

ARTICLE III           CONDITIONS TO THE PARTIES' OBLIGATIONS.....................................................3

         3.1      Conditions to Purchaser's Obligation to Purchase...............................................3
         3.2      Performance by Seller..........................................................................3
         3.3      Conditions to Seller's Obligation to Sell......................................................4
         3.4      ERISA..........................................................................................4

ARTICLE IV            PURCHASER'S DELIVERIES AND SELLER'S DELIVERIES TO ESCROW AGENT.............................4

         4.1      Purchaser's Deliveries.........................................................................4
         4.2      Seller's Deliveries............................................................................5
         4.3      Failure to Deliver.............................................................................6

ARTICLE V             INSPECTION OF PROPERTY.....................................................................6

         5.1      Delivery of Documents..........................................................................6
         5.2      Physical Inspection of Property................................................................7
         5.3      Title..........................................................................................8
         5.4      No Obligation to Cure..........................................................................8
         5.5      Copies of Third Party Reports..................................................................9
         5.6      Audit by Purchaser.............................................................................9

ARTICLE VI            THE CLOSING................................................................................9

         6.1      Date and Manner of Closing.....................................................................9

ARTICLE VII           PRORATION, FEES, COSTS AND ADJUSTMENTS.....................................................9

         7.1      Prorations.....................................................................................9
         7.2      Seller's Closing Costs........................................................................12
         7.3      Purchaser's Closing Costs.....................................................................12

ARTICLE VIII          DISTRIBUTION OF FUNDS AND DOCUMENTS.......................................................12

         8.1      Delivery of the Purchase Price................................................................12
         8.2      Other Monetary Disbursements..................................................................12
         8.3      Recorded Documents............................................................................13
         8.4      Documents to Purchaser........................................................................13
         8.5      Documents to Seller...........................................................................13


                                        i
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                                TABLE OF CONTENTS
                                   (continued)

                                                                                                              PAGE

         8.6      All Other Documents...........................................................................13

ARTICLE IX            RETURN OF DOCUMENTS AND FUNDS UPON TERMINATION............................................13

         9.1      Return of Seller's Documents..................................................................14
         9.2      Return of Purchaser's Documents...............................................................14
         9.3      Deposit.......................................................................................14
         9.4      Disbursement of Deposit.......................................................................14
         9.5      No Effect on Rights of Parties; Survival......................................................14

ARTICLE X             DEFAULT...................................................................................14

         10.1     Seller's Remedies.............................................................................14
         10.2     Purchaser's Remedies..........................................................................15

ARTICLE XI            REPRESENTATIONS AND WARRANTIES............................................................16

         11.1     Seller's Warranties and Representations.......................................................16
         11.2     Purchaser's Warranties and Representations....................................................18
         11.3     No Other Warranties and Representations.......................................................19

ARTICLE XII           CASUALTY AND CONDEMNATION.................................................................20
ARTICLE XIII          CONDUCT PRIOR TO CLOSING..................................................................20

         13.1     Conduct.......................................................................................21
         13.2     Actions Prohibited............................................................................21
         13.3     Modification of Existing Leases and Contracts.................................................21
         13.4     New Leases and Contracts......................................................................21
         Confidentiality........................................................................................21
         b)       ..............................................................................................22
         13.5     Right to Cure.................................................................................22
         13.6     Management Agreements.........................................................................22

ARTICLE XIV           NOTICES...................................................................................22
ARTICLE XV            TRANSFER OF POSSESSION....................................................................23

         15.1     Transfer of Possession........................................................................23
         15.2     Delivery of Documents at Closing..............................................................23

ARTICLE XVI           GENERAL PROVISIONS........................................................................23

         16.1     Captions......................................................................................24
         16.2     Exhibits......................................................................................24
         16.3     Entire Agreement..............................................................................24
         16.4     Modification..................................................................................24
         16.5     Attorneys' Fees...............................................................................24
         16.6     Governing Law.................................................................................24
         16.7     Time of Essence...............................................................................24
         16.8     Survival of Warranties........................................................................24
         16.9     Assignment by Purchaser.......................................................................24

                                       ii
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                                TABLE OF CONTENTS
                                   (continued)

                                                                                                              PAGE

         16.10    Severability..................................................................................25
         16.11    Successors and Assigns........................................................................25
         16.12    Interpretation................................................................................25
         16.13    Counterparts..................................................................................25
         16.14    Recordation...................................................................................25
         16.15    Limitation on Liability.......................................................................25
         16.16    Possession of Advisor.........................................................................26
         16.17    Business Day..................................................................................26
         16.18    Waiver of Jury Trial..........................................................................26
         16.19    Effective Date................................................................................26

ARTICLE XVII          ESCROW AGENT DUTIES AND DISPUTES..........................................................26

         17.1     Other Duties of Escrow Agent..................................................................27
         17.2     Disputes......................................................................................27
         17.3     Reports.......................................................................................27

EXHIBITS

EXHIBIT A - Description of Land
EXHIBIT B - Personal Property
EXHIBIT C - Leases
EXHIBIT D - Contracts
EXHIBIT E - Estoppel Certificate
EXHIBIT F - Assignment and Assumption of Leases, Contracts and Other Property
            Interests
EXHIBIT G - Form of Bill of Sale
EXHIBIT H - Form of Deed
EXHIBIT I - Additional Permitted Encumbrances
EXHIBIT J - Form of Notice to Tenants
EXHIBIT K - FIRPTA Affidavit
EXHIBIT L - Due Diligence Items


                             INDEX OF DEFINED TERMS


Term                                                                                                        Section
----                                                                                                        -------
Advisor.......................................................................................................5.2.3
Assignment of Leases and Contracts............................................................................4.1.2
Bill of Sale..................................................................................................4.1.3
Broker.......................................................................................................11.1.1
Closing.........................................................................................................6.1
Closing Statement.............................................................................................4.1.4
Code.........................................................................................................11.2.5
Contracts.....................................................................................................4.2.2
Deed..........................................................................................................4.2.1
Deposit.......................................................................................................2.1.1
Effective Date................................................................................................16.19
ERISA........................................................................................................11.2.5
Escrow Agent...........................................................................................Introduction
Estoppel Return Date..........................................................................................3.1.5
Final Closing Date..............................................................................................6.1
Improvements....................................................................................................1.1
Indemnified Parties...........................................................................................5.2.5
Intangible Property..........................................................................................1.1(4)
Land............................................................................................................1.1
Leases........................................................................................................4.2.1
Limitation Period..............................................................................................10.2
Maximum Liability Cap.........................................................................................16.15
Permitted Encumbrances........................................................................................4.2.1
Personal Property...............................................................................................1.2
Property........................................................................................................1.2
Property Manager(s)............................................................................................11.1
Proprietary Information........................................................................................13.5
Purchaser's Action.............................................................................................10.1
Purchase Price..................................................................................................2.1
Purchaser..............................................................................................Introduction
Real Property...................................................................................................1.1
Seller.................................................................................................Introduction
Seller Parties................................................................................................16.15
Separate Account...............................................................................................16.5
Survey........................................................................................................5.1.2
Tenant Estoppel Condition.....................................................................................3.1.5
Tenant Estoppel...............................................................................................3.1.5
Tenant Payments...............................................................................................7.1.1
Title Company.................................................................................................3.1.3
Title Policy..................................................................................................3.1.3
Title Report..................................................................................................5.1.1
Tower Fund.....................................................................................................16.5

                       SALE, PURCHASE AND ESCROW AGREEMENT


        This Sale, Purchase and Escrow Agreement is made to be effective as of the Effective Date (as hereinafter defined) by and between TOWER FUND LANDMARK LIMITED PARTNERSHIP, a Texas limited partnership ("TFLLP"), and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation, on behalf of a commingled separate account ("MLICSA") , (TFLLP and MLICSA individually referred also to as "Seller"), and HARVARD PROPERTY TRUST, LLC, a Delaware limited liability company ("PURCHASER") and constitutes (I) a contract of sale and purchase between the parties and (II) an escrow agreement among Seller, Purchaser and Stewart Title Guaranty Company ("ESCROW Agent"), the consent of which appears at the end hereof.

                                   ARTICLE I
                          SALE AND PURCHASE OF PROPERTY

        1.1 AGREEMENT OF SALE AND PURCHASE. Subject to the terms and conditions hereinafter set forth, Seller agrees to sell and convey and Purchaser agrees to purchase the following:

                (1) that certain tract or parcel of land described in EXHIBIT A as "LANDMARK CENTER I", located at 18583 Dallas North Tollway, Dallas, Texas, and owned by TFLLP, and that certain tract or parcel of land described in EXHIBIT A, as "LANDMARK CENTER II", located at 18451 Dallas North Tollway, Dallas, Texas, and owned by MLICSA (collectively, the "LAND") together with all improvements (the "IMPROVEMENTS") located thereon (collectively said Land and Improvements are herein referred to as the "REAL PROPERTY");

                (2) the tangible personal property listed on EXHIBIT B attached hereto owned by Seller and located upon or within the Real Property or used in connection with the operation of the Real Property (collectively, the "PERSONAL PROPERTY");

                (3) all of Seller's right, title and interest in all oral or written leases or other agreements conferring the right to occupy the Real Property, as listed on EXHIBIT C attached hereto (collectively, the "LEASES"); and

                (4) all of Seller's right, title and interest in and to (i) all assignable contracts and agreements relating to the upkeep, repair, maintenance or operation of the Real Property or Personal Property which will extend beyond the date of Closing (as defined in SECTION 6.1), as listed on EXHIBIT D attached hereto (collectively, the "CONTRACTS");
        (ii) all warranties and guaranties (express or implied) issued to Seller in connection with the Improvements or the Personal Property; (iii) all licenses, permits, certificates of occupancy and other consents or approvals from governmental authorities or private parties which relate to the Real Property or Personal Property; (iv) all other intangible property associated with the use or operation of the Real Property or Personal Property, including specifically, without limitation, the use of the name "Landmark Center" and any and all other trade names or logos used by Seller in the operation of the Real Property or Personal Property; and (v) all plans, specifications, drawings, reports, studies, books, records and other documents used in the operation of the Real Property or Personal Property to the extent located on-site at the Property or in the possession of Seller's property manager (collectively, the "INTANGIBLE PROPERTY").

        1.2 PROPERTY DEFINED. The Land, the Improvements, the Personal Property, the Leases and the Intangible Property are hereinafter sometimes referred to collectively as the "PROPERTY".

                                   ARTICLE II
                                 PURCHASE PRICE

        2.1 PRICE. In consideration of the covenants herein contained, Seller hereby agrees to sell and Purchaser hereby agrees to purchase the Property for an aggregate total purchase price for all of the Property of $33,250,000.00 (the "PURCHASE PRICE"). Seller and Purchaser agree that the Purchase Price shall be allocated with $15,790,000 allocated to Landmark Center I and $17,460,00 allocated to Landmark Center II, and shall be paid by Purchaser as follows:

        2.2 DEPOSIT. Within three (3) business days after the Effective Date of this Agreement, Purchaser will deliver to Escrow Agent by bank wire of immediately available funds the sum of $1,250,000.00 (the "DEPOSIT"), which Deposit shall be fully earned by Seller and non-refundable except only as expressly provided in SECTION 5.4 or SECTION 10.2, Article XII and for failure of a condition under SECTION 3.1 or SECTION 3.3. Seller and Purchaser stipulate that Purchaser's delivery of the Deposit is sufficient consideration to support this Agreement.

        2.3 BALANCE OF PURCHASE PRICE. Purchaser shall, not later than 3:00 p.m. Eastern Time on the date of Closing, deliver to Escrow Agent, by bank wire transfer of immediately available funds, a sum equal to the balance of the Purchase Price. The balance of the Purchase Price received by Seller at Closing shall be adjusted to reflect prorations and other adjustments pursuant to
SECTION 7.1 and SECTION 2.3.

        2.4 INVESTMENTS. Following the collection of the Deposit, Escrow Agent shall, at the direction of Purchaser, invest the Deposit in:

                (1) obligations of the United States government, its agencies or independent departments;

                (2) certificates of deposit issued by a banking institution whose principal office is in New York, N.Y. with assets in excess of $1 billion; or

                (3) an interest-bearing account of a banking institution whose principal office is in New York, N.Y. with assets in excess of $1 billion.

No investment of the Deposit shall have a maturity date beyond the Final Closing Date (as defined in SECTION 6.1).

        2.5 INTEREST ON THE DEPOSIT. Any interest earned on the Deposit shall be credited and delivered to the party receiving the Deposit, PROVIDED, HOWEVER, that if the transaction closes, at

Closing any interest earned on the Deposit shall be credited to Purchaser by applying the same against the Purchase Price.

                                  ARTICLE III
                     CONDITIONS TO THE PARTIES' OBLIGATIONS

        3.1 CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE. Purchaser's obligation to purchase is expressly conditioned upon each of the following:

        3.2 PERFORMANCE BY SELLER. Performance in all material respects of the obligations and covenants of, and deliveries required of, Seller hereunder.

                3.2.1 DELIVERY OF TITLE AND POSSESSION. Delivery at the Closing of (I) the Deed (as defined in SECTION 4.2.1) and (II) possession as provided in SECTION 15.1.

                3.2.2 TITLE INSURANCE. Delivery at the Closing of the standard current form of Texas owner's policy of title insurance (the "TITLE POLICY"), or an irrevocable commitment to issue the same, with liability in the amount of the Purchase Price issued by Stewart Title Guaranty Company (the "TITLE COMPANY"), insuring that fee title to the Real Property vests in Purchaser subject to the Permitted Encumbrances (as defined in SECTION 4.2.1). (At its option, Purchaser may direct the Title Company to issue additional title insurance endorsements if Purchaser pays for the extra cost of such additional endorsements, provided that the Title Company's failure to issue any such additional endorsements shall not affect Purchaser's obligations under this Agreement).

                3.2.3 SELLER'S REPRESENTATIONS. The representations and warranties by Seller set forth in SECTION 11.1 being true and correct in all material respects as of the Closing except as modified by notice (in accordance with SECTION 11.1) to which Purchaser does not object in writing within three (3) business days after receipt thereof (it being agreed that the foregoing condition shall be deemed to have failed if Seller delivers a notice in accordance with SECTION 11.1 and Purchaser sends written objection thereto within such three (3) business day period).

                3.2.4 TENANT ESTOPPELS. Seller shall have obtained and delivered to Purchaser, at least five (5) business days prior to the Final Closing Date (the "ESTOPPEL RETURN DATE"), a tenant estoppel certificate with respect to each Lease executed by each tenant (and, if applicable, each guarantor) under such Lease, which estoppel certificate shall (i) be in the form of EXHIBIT E attached hereto, provided, however, that the form of tenant estoppel certificate shall reflect appropriate changes thereto for any tenant that has specific requirements in its Lease regarding the form or content of the tenant estoppel certificate; and (ii) disclose no matter that might materially and adversely affect the value of the Property and shall confirm the rents payable by such tenant and the other matters set forth in EXHIBIT E (the foregoing condition being herein referred to as the "TENANT ESTOPPEL CONDITION"). The term "materially and adversely affect the value of the Property" shall be deemed to be a condition that affects the value in an amount that exceeds $75,000.00, provided, however, that if Seller elects in its sole discretion, to provide Purchaser at Closing with a credit against the Purchase Price or with other security that is reasonably acceptable to Purchaser for such condition then such estoppel certificate shall be accepted by Purchaser notwithstanding such condition. An executed tenant estoppel certificate that meets the requirements set forth in the preceding sentence is herein referred to as a "TENANT ESTOPPEL". Seller shall use commercially reasonable efforts to obtain a Tenant Estoppel with respect to each Lease. Seller shall deliver each Tenant Estoppel to Purchaser (regardless of whether it complies with this Agreement) promptly following Seller's receipt thereof. In the event that Seller is unable to satisfy the Tenant Estoppel Condition by the Estoppel Return Date, Seller shall not be in default under this Agreement. However, if the Tenant Estoppel Condition is not fulfilled as of the Estoppel Return Date, then, for three (3) business days thereafter, Purchaser shall have the option either to (a) waive the Tenant Estoppel Condition, (b) extend the Final Closing Date for up to fourteen (14) days to allow Seller more time to obtain additional Tenant Estoppels; or (c) terminate this Agreement, in which event the Deposit shall be returned to Purchaser. If Purchaser elects to extend the Final Closing Date pursuant to clause (b) of the preceding sentence and the Tenant Estoppel Condition is still not fulfilled on or before the expiration of the fourteen (14) day extension period, then Purchaser may elect one of the options set forth in clauses
        (a) and (c) of the preceding sentence.

        3.3 CONDITIONS TO SELLER'S OBLIGATION TO SELL. Seller's obligation to sell is expressly conditioned upon each of the following:

                3.3.1 PERFORMANCE BY PURCHASER. Performance in all material respects of the obligations and covenants of, and deliveries required of, Purchaser hereunder.

                3.3.2 RECEIPT OF PURCHASE PRICE. Receipt of the Purchase Price and any adjustments due Seller under ARTICLE VII at the Closing in the manner herein provided.

        3.4 ERISA. Seller and Purchaser hereby agree that if the transactions contemplated hereby are or may be prohibited transactions under
Section 406 of the Employee Retirement Income Security Act of 1974, as amended and supplemented ("ERISA"), Seller shall not be obligated to sell, and Purchaser shall not be obligated to purchase, the Property pursuant to this Agreement. Within five (5) business days after the Effective Date, the parties shall agree in writing to the form of representations as is necessary in order for each party to determine whether the transaction contemplated hereby may be prohibited under ERISA and related rules, which agreed upon representations without amendment to the Agreement shall be deemed to be added to this Agreement If either party determines, in its reasonable discretion, that the transaction contemplated hereby may be prohibited under ERISA and related rules, then either party may terminate this Agreement by written notice thereof to the other party no later seven (7) business days after the Effective Date, and upon such termination the Deposit shall be returned to Purchaser and neither party shall thereafter have any further liability or obligations hereunder, except for those obligations stated herein to survive such termination.

                                   ARTICLE IV
         PURCHASER'S DELIVERIES AND SELLER'S DELIVERIES TO ESCROW AGENT

        4.1 PURCHASER'S DELIVERIES. Purchaser shall, at or before the Closing, deliver to Escrow Agent each of the following for each of Landmark Center I and Landmark Center II:

                4.1.1   PURCHASE PRICE. The Purchase Price as set forth in
        ARTICLE II.

                4.1.2 ASSIGNMENT OF LEASES AND CONTRACTS. Four (4) executed counterparts of the Assignment and Assumption of Leases, Contracts and Other Property Interests (the "ASSIGNMENT OF LEASES AND CONTRACTS") in the form of EXHIBIT F.

                4.1.3 BILL OF SALE. Four (4) executed counterparts of a bill of sale (the "BILL OF SALE") in the form of EXHIBIT G.

                4.1.4 CLOSING STATEMENT. An executed settlement statement reflecting the prorations and adjustments required under ARTICLE VII (the "CLOSING STATEMENT"). Purchaser and Seller agree to commence preparation of the Closing Statement five (5) business days prior to Closing and to endeavor to have a final executable copy of the Closing Statement approved by both parties one (1) business day prior to Closing.

                4.1.5 CASH - PRORATIONS. The amount, if any, required of Purchaser under ARTICLE VII.

        4.2 SELLER'S DELIVERIES. Seller shall, at or before the Closing, deliver to Escrow Agent each of the following for each of Landmark Center I and Landmark Center II:

                4.2.1 SPECIAL WARRANTY DEED. A Special Warranty Deed (the "DEED") in the form of EXHIBIT H with respect to the Real Property, executed and acknowledged by Seller, pursuant to which Seller shall convey title to the Real Property subject to only to the following (collectively, the "PERMITTED ENCUMBRANCES"):

                        (a) Non-delinquent real property taxes and all assessments and unpaid installments thereof which are not delinquent.

                        (b) The Leases enumerated in EXHIBIT C and any leases executed in accordance with this Agreement after the date hereof and the rights of the tenants thereunder.

                        (c) Any other lien, encumbrance, easement or other exception or matter voluntarily imposed or consented to by Purchaser prior to or as of the Closing.

                        (d) The printed exceptions to title contained in the Title Report (as defined in SECTION 5.1.1) that are required to be included as exceptions under state regulations and the exceptions listed on EXHIBIT I attached hereto.

                        (e) All matters, rights and interests that would be disclosed by a survey of the Property.

                4.2.2 ASSIGNMENT OF LEASES AND CONTRACTS. Four (4) executed counterparts of the Assignment of Leases and Contracts, and (whether through the closing escrow or through such other method of delivery as the parties may establish) original executed Leases (or copies if originals are not in Seller's possession) and the Contracts assigned thereby.

                4.2.3 BILL OF SALE. Four (4) executed counterparts of the Bill of Sale.

                4.2.4 NOTICES TO TENANTS. A notice signed by Seller (or Seller's manager for the Improvements) addressed to the tenants under the Leases in the form of EXHIBIT J. 4.2.5 FIRPTA AFFIDAVIT. Four (4) executed copies of an affidavit in the form of EXHIBIT K with respect to the Foreign Investment in Real Property Tax Act.

                4.2.6   CLOSING STATEMENT. An executed Closing Statement.

                4.2.7 CASH - PRORATIONS. The amount, if any, required of Seller under ARTICLE VII.

                4.2.8 BROKER'S LIEN WAIVER. Two (2) executed copies of a Broker's Lien Waiver from Broker acknowledging payment of all commissions and waiving any lien rights Broker may have.

        4.3 FAILURE TO DELIVER. The failure of Purchaser or Seller to make any delivery required above by and in accordance with this ARTICLE IV which is not waived by the other party shall constitute a default hereunder by Purchaser or Seller, as applicable.

                                   ARTICLE V
                             INSPECTION OF PROPERTY

        5.1 DELIVERY OF DOCUMENTS. Seller has delivered or made available to Purchaser the following:

                5.1.1 PRELIMINARY TITLE REPORT. A current preliminary title report covering the Real Property issued by the Title Company, together with copies of all documents referred to as exceptions therein (collectively, the "TITLE REPORT").

                5.1.2 SURVEY. To the extent in Seller's possession, the most recent survey of the Real Property prepared by a licensed surveyor (the "SURVEY").

                5.1.3 LEASES AND CONTRACTS. Copies of the Leases and the Contracts.

                5.1.4 PLANS AND SPECIFICATIONS. To the extent in Seller's possession, copies of all plans and specifications for the Improvements.

                5.1.5 REPORTS. To the extent in Seller's possession, copies of all environmental reports prepared by third parties.

                5.1.6 PERMITS. To the extent in Seller's possession, copies of all governmental permits, certificates of occupancy and approvals, in each case regarding the Property.

                5.1.7 OTHER ITEMS. Operating statements in respect of the Property for the past three (3) years, financial reports, current rent roll, accounts receivable report, insurance loss histories, a list of pending litigation (if any) affecting the Property and those items listed on Exhibit L, to the extent they are available, will be provided to Purchaser to the extent not previously delivered to Purchaser.

If requested by Seller, Purchaser shall provide written verification of its receipt of those items listed in this SECTION 5.1.

        5.2     PHYSICAL INSPECTION OF PROPERTY.

                5.2.1 Seller shall allow Purchaser and Purchaser's engineers, architects or other employees and agents reasonable access to the Property during normal business hours for the limited purposes provided herein.

                5.2.2 Purchaser and its engineers, architects and other employees and agents may exercise such access solely for the purposes of
        (i) reviewing contracts, books and records relating to the Property (other than any privileged, proprietary or confidential records), soil reports, environmental studies and reports, surveys, and building and systems plans; (ii) reviewing records relating to operating expenses and other instruments and correspondence relating to the Property; and (iii) inspecting the physical condition of the Property and conducting non-intrusive physical and environmental tests and inspections thereof. PURCHASER SHALL NOT CONDUCT OR ALLOW ANY PHYSICALLY INTRUSIVE TESTING OF, ON OR UNDER THE PROPERTY WITHOUT FIRST OBTAINING SELLER'S WRITTEN CONSENT (WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD) AS TO THE TIMING AND SCOPE OF THE WORK TO BE PERFORMED AND THE PARTIES ENTERING INTO AN AMENDMENT HERETO MEMORIALIZING SUCH SCOPE OF WORK AND ANY ADDITIONAL AGREEMENTS OF THE PARTIES WITH RESPECT TO SUCH TESTING.

                5.2.3 Purchaser agrees that it will cause it and any person accessing the Property hereunder to be covered by not less than $1,000,000 commercial general liability insurance (with, in the case of Purchaser's coverage, a contractual liability endorsement, insuring its indemnity obligation under this Agreement), insuring all activity and conduct of such person while exercising such right of access and naming Seller and BlackRock Realty Advisors, Inc. ("ADVISOR") as insureds, issued by a licensed insurance company qualified to do business in the State of Texas and otherwise reasonably acceptable to Seller.

                5.2.4 Purchaser agrees that, in the exercise of the right of access granted hereby, it will not unreasonably interfere with or permit unreasonable interference with any person occupying or providing service at the Property. Purchaser agrees that it or its agents will not communicate with any tenants without providing one day's prior written notice to Seller, in the case of written communication, to allow Seller the opportunity to review such communication before it is delivered to tenants, or, in the case of communication by telephone or interview, to allow Seller the opportunity to monitor such communication.

                5.2.5 Purchaser agrees to indemnify, reimburse, defend and hold harmless Seller, Advisor and their pension fund clients, affiliates, members, partners, subsidiaries, shareholders, officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES") from any loss, injury, damage, cause of action, liability, claim, lien, cost or expense, including reasonable attorneys' fees and costs, arising from the exercise by Purchaser or its employees, consultants, agents or representatives of the right of access under this Agreement or out of any of the foregoing. The indemnity in this SECTION
        5.2.5 shall survive the Closing or any termination of this Agreement.

                5.2.6 Purchaser agrees to give Seller reasonable prior written notice of its intent to conduct any inspections or tests so that Seller will have the opportunity to have a representative present during any such inspection or test, the right to do which Seller expressly reserves. Purchaser agrees to cooperate with any reasonable request by Seller in connection with the timing of any such inspection or test. Purchaser agrees to provide Seller upon Seller's written request with a copy of any written inspection or test report or summary prepared by any third party.

                5.2.7 Purchaser agrees that any inspection, test or other study or analysis of the Property shall be performed at Purchaser's expense and in strict accordance with applicable law.

                5.2.8 Purchaser agrees at its own expense to promptly repair or restore the Property, or, at Seller's option, to reimburse Seller for any repair or restoration costs, if any inspection or test requires or results in any damage to or alteration of the condition of the Property. The obligations set forth in this SECTION 5.2.8 shall survive the Closing or any termination of this Agreement.

        5.3 TITLE5.3.1 . Purchaser fully and completely approves the Title Report (but only to the extent that there are no additional exceptions to title other than the Permitted Encumbrances) and the Survey, as applicable, and any matter disclosed therein.

        5.4 NO OBLIGATION TO CURE. Nothing contained in this Agreement or otherwise shall require Seller to render its title marketable or to remove or correct any exception or matter disapproved by Purchaser or to spend any money or incur any expense in order to do so; provided, however, Seller shall be obligated to remove from record the lien of any mortgage or deed of trust ("MORTGAGE"). To the extent at Closing, there are additional encumbrances not included within the Permitted Encumbrances, Purchaser shall have the right to terminate this Agreement and receive a return of the Deposit, unless Seller a) shall remove or correct any such encumbrance or b), subject to Purchaser's reasonable approval, shall bond over such encumbrance.

        5.5 COPIES OF THIRD PARTY REPORTS. If Seller requests in writing, Purchaser, within three (3) business days after such written request, shall provide Seller with copies of all third party reports received by Purchaser with respect to the Property.

        5.6 AUDIT BY PURCHASER. Purchaser has advised Seller that Purchaser must cause to be prepared up to three (3) years of audited financial statements in respect of the Property in compliance with the policies of Purchaser and certain laws and regulations, including, without limitation, Securities and Exchange Commission Regulation S-X, Rule 3-14. Prior to Closing and for a period of ninety (90) days after Closing, Seller agrees to use reasonable efforts to cooperate with Purchaser's auditors in the preparation of such audited financial statements. Without limiting the generality of the preceding sentence (i) Seller shall, during normal business hours, allow Purchaser's auditors reasonable access to such books and records maintained on-site by Seller and in the possession of Seller's manager of the Property in respect of the Property as necessary to prepare such audited financial statements; (ii) Seller shall use reasonable efforts to provide to Purchaser such financial information and supporting documentation as are commercially reasonably necessary for Purchaser's auditors to prepare audited financial statements; (iii) Seller will make available for interview by Purchaser and Purchaser's auditors the manager of the Property or other agents or representatives of Seller responsible for the day-to-day operation of the Property and the keeping of the books and records in respect of the operation of the Property; and (iv) if Seller has audited financial statements with respect to the Property, Seller shall promptly provide Purchaser's auditors with a copy of such audited financial statements. Seller shall have no obligations under this Section 5.6 beyond ninety days after Closing, but if Seller shall, at its sole election, elect to prepare audited financials with respect to the Property for its term of ownership of the Property during 2005, Seller shall provide Purchaser with a copy of such audited financial statement.

                                   ARTICLE VI
                                   THE CLOSING

        6.1 DATE AND MANNER OF CLOSING. Escrow Agent shall close the escrow (the "CLOSING") as soon as all conditions to closing contained in this Agreement have been satisfied (or deemed satisfied) or waived in writing, which shall in any event be not later than 4:00 P.M. Eastern Time on July 6, 2005 (the "FINAL CLOSING DATE"), time being of the essence, by recording and delivering all documents and funds as set forth in ARTICLE VIII.

                                  ARTICLE VII
                     PRORATION, FEES, COSTS AND ADJUSTMENTS

        7.1 PRORATIONS. Prior to the Closing, Seller shall determine the amounts of the prorations in accordance with this Agreement and notify Purchaser thereof. Purchaser shall review and approve such determination promptly and prior to the Closing, such approval not to be unreasonably withheld or delayed. Thereafter, Purchaser and Seller shall each inform Escrow Agent of such amounts.

                7.1.1 CERTAIN ITEMS PRORATED. In accordance with the notifications, Escrow Agent shall prorate between the parties (and the parties shall deposit funds therefor with Escrow Agent or shall instruct Escrow Agent to debit against sums held by Escrow Agent owing to such party), either a) as of 11:59 p.m. on the day of Closing if the balance of the Purchase Price is received by Escrow Agent on the date of Closing or b) as of 11:59 p.m. on the day prior to the Closing if the balance of the Purchase Price is received by Escrow Agent on the day prior to the date of Closing, all income and expenses with respect to the Property and payable to or by the owner of the Property, including, without limitation: (I) all real property taxes and assessments on the basis of the fiscal period for which assessed (if the Closing shall occur before the tax rate is fixed, the apportionment of taxes shall be based on the tax rate for the preceding period applied to the latest assessed valuation and after the Closing, when the actual real property taxes are finally fixed, Seller and Purchaser shall promptly make a recalculation of such proration, and the appropriate party shall make the applicable payment reflecting the recalculation to the other party); (II) rents and other tenant payments and tenant reimbursements (collectively, "TENANT PAYMENTS") if any, received under the Leases; (III) Tenant Payments, whether collected or not, for any tenant which is not delinquent on all Tenant Payments through the month prior to the month of the Closing;
        (IV) charges for water, sewer, electricity, gas, fuel and other utility charges, all of which shall be read promptly before Closing, unless Seller elects to close its own applicable account, in which event Purchaser shall open its own account and the respective charges shall not be prorated; (v) amounts prepaid and amounts accrued but unpaid on Contracts which are to be assumed by Purchaser; and (vi) periodic fees for licenses, permits or other authorizations with respect to the Property. The adjustment obligation in item (i) above shall survive the Closing pursuant to SECTION 7.1.5(2).

                7.1.2 LEASING COMMISSIONS. At the Closing Purchaser shall pay or reimburse Seller for all leasing commissions, tenant improvement costs and other charges payable by reason of or in connection with any Lease entered into after the Effective Date, any renewal or extension of an existing Lease after such date, and any new lease referred to in
        SECTION 13.4, provided that Purchaser has previously approved same pursuant to SECTION 13.3 or SECTION 13.4, as applicable. Purchaser shall be and remain responsible for any leasing commissions becoming payable after Closing for any renewal, extension or other option under any existing or future lease.

                7.1.3   TAXES.

                        (1) Real property tax refunds and credits received after the Closing which are attributable to a fiscal tax year prior to the Closing shall belong to Seller. Any such refunds and credits attributable to the fiscal tax year during which the Closing occurs shall be apportioned between Seller and Purchaser after deducting the reasonable out-of-pocket expenses of collection thereof. This apportionment obligation shall survive the Closing.

                        (2) If any tax appeal or certiorari proceedings shall not have been finally resolved or settled prior to the Closing and shall relate to any tax period a portion or all of which precedes the Closing, Seller shall be entitled to control the disposition of any such tax appeal or certiorari proceeding and any refunds received therefrom, net of any expenses incurred by Seller in connection therewith, shall be prorated between the parties on the basis of the portions accruing to periods before and after the Closing.

                7.1.4 SECURITY AND OTHER DEPOSITS. At the Closing, Seller shall deliver to Purchaser all unapplied refundable security deposits (plus interest accrued thereon to the extent required to be paid by the applicable Lease or applicable law) required to be held by Seller under the Leases and Purchaser shall pay Seller an amount equal to all utility and contract deposits then held by third parties with respect to the Property and transferred to Purchaser hereunder. If any security deposits shall be held by Seller in the form of letters of credit or surety bonds, Seller shall assign its rights thereunder to Purchaser and shall cooperate reasonably with Purchaser in respect of the reissuance of any such letters of credit or bonds in the name of Purchaser.

                7.1.5   ADJUSTMENTS.

                        (1) Delinquent Tenant Payments other than such amounts prorated pursuant to SECTION 7.1.1 (III), if any, shall not be prorated and all rights thereto shall be retained by Seller, who reserves the right to collect and retain such delinquent Tenant Payments, and Purchaser agrees to cooperate with Seller in Seller's efforts to collect such Tenant Payments; PROVIDED, HOWEVER, that Seller shall not be entitled to commence any disposition or eviction proceeding against the delinquent tenant. If at any time after the Closing Purchaser shall receive any such delinquent Tenant Payments (all of which Purchaser shall use reasonable efforts to obtain), Purchaser shall immediately remit such Tenant Payments to Seller, provided that any monies received by Purchaser from a delinquent tenant shall be applied first to current rents then due and payable and then to delinquent rents in the inverse order in which they became due and payable. The previous sentence shall survive the Closing. If the Tenant Payments required to be made by any tenants include percentage rent, additional rent or escalation charges or reimbursements for real property taxes, operating expenses or other charges, Seller and Purchaser shall at the Closing reasonably estimate the unpaid amount thereof attributable to any period prior to the Closing and Purchaser shall pay such amount to Seller at the Closing.

                        (2) If real property taxes are apportioned at Closing based on the tax rate for the preceding period applied to the latest assessed valuation (or based on such other estimate as the parties may agree) and if prior to December 1, 2005, actual or better estimates of tax rates and assessed valuation become available, the parties agree to reapportion such real property taxes based on such updated information. If neither Seller nor Purchaser has received written request from the other prior to such date, to reapportion such real property taxes, then Purchaser and Seller shall each be deemed to have waived any right to seek such reapportionment.

                        (3) Seller and Purchaser agree to adjust between themselves after Closing any errors or omissions in the prorations made at Closing; provided, however, that such prorations shall be deemed final and not subject to further post Closing adjustments if no such adjustments have been requested within nine (9) months after the Closing.

                7.1.6 INSURANCE. Seller's existing liability and property insurance pertaining to the Property shall be canceled as of the Closing, and Seller shall receive any premium refund due thereon.

                7.1.7 CARPET REIMBURSEMENT. At Closing, Seller shall be credited the sum of $24,676.79 against any sums owed by Seller under this Agreement in reimbursement of the new lobby carpet in Landmark Center II so long as the tenant estoppel received by Purchaser at Closing confirms tenant's obligation to pay such sum in the future to Purchaser as the successor landlord. If such tenant shall not so confirm such payment obligation in the estoppel certificate, Seller shall have the continuing right after Closing to pursue such tenant for such reimbursement directly, provided that Seller shall not have the right to assert that tenant's failure to pay such amount can result in a loss of possession of the premises by tenant.

                7.1.8 TRANSFER OF WARRANTIES. Seller agrees to complete any documentation that may be required by a warrantor in order to consummate an assignment to Purchaser of any warranties included in the Property and to pay the cost of any fee required to transfer any such warranty.

        7.2 SELLER'S CLOSING COSTS. Seller shall pay (i)) one-half of Escrow Agent's escrow fee or escrow termination charge, (ii) the cost of the Title Report and the basic premium for the Title Policy, (iii) the cost of the Survey, and (IV) Seller's own attorneys' fees.

        7.3 PURCHASER'S CLOSING COSTS. Purchaser shall pay (I) any documentary stamp or transfer tax, (II) one-half of Escrow Agent's escrow fee or escrow termination charge, (III) the cost of any title insurance endorsements ordered by Purchaser in respect of the Title Policy, (IV) the cost of any new survey of the Property or any update of the Survey, (V) any costs incurred in recording the Deeds or any other instruments, (VI) any costs incurred in connection with Purchaser's investigation of the Property pursuant to ARTICLE V, including the cost of any environmental assessment commissioned by Seller, and
(VII) Purchaser's own attorneys' fees.

                                  ARTICLE VIII
                       DISTRIBUTION OF FUNDS AND DOCUMENTS

        8.1 DELIVERY OF THE PURCHASE PRICE. At the Closing, Escrow Agent shall deliver the Purchase Price to Seller, and the transaction shall not be considered closed until such delivery occurs.

        8.2 OTHER MONETARY DISBURSEMENTS. Escrow Agent shall, at the Closing arrange for wire transfer, (I) to Seller, or order, as instructed by Seller, all sums and any proration or other credits to which Seller is entitled and less any appropriate proration or other charges and (II) to Purchaser, or order, any excess funds therefore delivered to Escrow Agent by Purchaser and all sums and any proration or other credits to which Purchaser is entitled and less any appropriate proration or other charges.

        8.3 RECORDED DOCUMENTS. Escrow Agent shall cause the Deed and any other documents that Seller or Purchaser desires to record to be recorded with the appropriate county recorder and, after recording, returned to the grantee, beneficiary or person acquiring rights under said document or for whose benefit said document was required.

        8.4 DOCUMENTS TO PURCHASER. Escrow Agent shall at the Closing deliver by overnight express delivery to Purchaser the following:

                (a) one conformed copy of the Deeds showing all recording data;

                (b)     two originals of the Assignment of Leases and Contracts;

                (c)     two originals of the Bill of Sale;

                (d)     one original of the Notice to Tenants;

                (e)     two originals of the FIRPTA Affidavit;

                (f)     one original of a Broker's Lien Waiver from the Broker;

                (g) one original of the Closing Statement; and (h) one original of the Title Policy.

        8.5 DOCUMENTS TO SELLER. Escrow Agent shall at the Closing deliver by overnight express delivery to Seller, the following:

                (a) one conformed copy of the Deed showing all recording data;

                (b)     two originals of the Assignment of Leases and Contracts;

                (c)     two originals of the Bill of Sale;

                (d)     one copy of the Notice to Tenants;

                (e)     two originals of the FIRPTA Affidavit;

                (f)     one original of a Broker's Lien Waiver from the Broker;

                (g)     one original of the Closing Statement; and

                (h)     one copy of the Title Policy.

        8.6 ALL OTHER DOCUMENTS. Escrow Agent shall at the Closing deliver by overnight express delivery, each other document received hereunder by Escrow Agent to the person acquiring rights under said document or for whose benefit said document was required.

                                   ARTICLE IX
                 RETURN OF DOCUMENTS AND FUNDS UPON TERMINATION

        9.1 RETURN OF SELLER'S DOCUMENTS. If escrow or this Agreement is terminated for any reason, Purchaser shall, within five days following such termination, deliver to Seller all documents and materials relating to the Property previously delivered to Purchaser by Seller. Escrow Agent shall deliver all documents and materials deposited by Seller and then in Escrow Agent's possession to Seller and shall destroy any documents executed by both Purchaser and Seller. Upon delivery by Escrow Agent to Seller (or such destruction, as applicable) of such documents and materials, Escrow Agent's obligations with regard to such documents and materials under this Agreement shall be deemed fulfilled and Escrow Agent shall have no further liability with regard to such documents and materials to either Seller or Purchaser.

        9.2 RETURN OF PURCHASER'S DOCUMENTS. If escrow or this Agreement is terminated for any reason, Escrow Agent shall deliver all documents and materials deposited by Purchaser and then in Escrow Agent's possession to Purchaser and shall destroy any documents executed by both Purchaser and Seller. Upon delivery by Escrow Agent to Purchaser (or such destruction, as applicable) of such documents and materials, Escrow Agent's obligations with regard to such documents and materials under this Agreement shall be deemed fulfilled and Escrow Agent shall have no further liability with regard to such documents and materials to either Seller or Purchaser.

        9.3 DEPOSIT. If escrow or this Agreement is terminated (I) pursuant to SECTION 10.2 or ARTICLE XII or (II) due to the failure of a condition set forth in SECTION 3.1 or SECTION 3.3, then, subject to SECTION 5.2, Purchaser shall be entitled to obtain the return of the Deposit pursuant to SECTION 9.4 below. If the Closing does not take place and escrow or this Agreement is terminated for any other reason, Seller shall be entitled to the Deposit by retaining or causing Escrow Agent to deliver the Deposit to Seller pursuant to
SECTION 9.4 below.

        9.4 DISBURSEMENT OF DEPOSIT. If Escrow Agent receives a notice from either party instructing Escrow Agent to deliver the Deposit to such party, Escrow Agent shall deliver a copy of the notice to the other party within three
(3) business days after receipt of the notice. If the other party does not object to the delivery of the Deposit as set forth in the notice within three
(3) business days after receipt of the copy of the notice, Escrow Agent shall, and is hereby authorized to, deliver the Deposit to the party requesting it pursuant to the notice. Any objection hereunder shall be by notice setting forth the nature and grounds for the objection and shall be sent to Escrow Agent and to the party requesting the Deposit.

        9.5 NO EFFECT ON RIGHTS OF PARTIES; SURVIVAL. The return of documents and monies as set forth above shall not affect the right of either party to seek such legal or equitable remedies as such party may have under
ARTICLE X with respect to the enforcement of this Agreement. The obligations under this ARTICLE IX shall survive termination of this Agreement.

                                   ARTICLE X
                                     DEFAULT

        10.1 SELLER'S REMEDIES. If, for any reason whatsoever (other than the failure of a condition set forth in SECTION 3.1 or SECTION 3.3 and other than a termination of this Agreement pursuant to, SECTION 10.2 or ARTICLE XII), Purchaser fails to complete the acquisition as herein provided, Purchaser shall be in breach of its obligations hereunder, and Seller shall be entitled, as its sole and exclusive remedy, to retain the Deposit and Seller shall be released from any further obligations hereunder. BY INITIALING BELOW, PURCHASER AND SELLER HEREBY ACKNOWLEDGE AND AGREE THAT SELLER'S ACTUAL DAMAGES IN THE EVENT OF SUCH A BREACH OF THIS AGREEMENT BY PURCHASER WOULD BE EXTREMELY DIFFICULT OR IMPOSSIBLE TO DETERMINE, THAT THE AMOUNT OF THE DEPOSIT IS THE PARTIES' BEST AND MOST ACCURATE ESTIMATE OF THE DAMAGES SELLER WOULD SUFFER IN THE EVENT THE TRANSACTION PROVIDED FOR IN THIS AGREEMENT FAILS TO CLOSE, AND THAT SUCH ESTIMATE IS REASONABLE UNDER THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT. PURCHASER AND SELLER AGREE THAT SELLER'S RIGHT TO RETAIN THE DEPOSIT SHALL BE THE SOLE REMEDY OF SELLER AT LAW IN THE EVENT OF SUCH A BREACH OF THIS AGREEMENT BY PURCHASER. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS SECTION 10.1, IF PURCHASER BRINGS AN ACTION AGAINST SELLER FOR AN ALLEGED BREACH OR DEFAULT BY SELLER OF ITS OBLIGATIONS UNDER THIS AGREEMENT, RECORDS A LIS PENDENS OR OTHERWISE ENJOINS OR RESTRICTS SELLER'S ABILITY TO SELL AND TRANSFER THE PROPERTY OR REFUSES TO CONSENT TO OR INSTRUCT RELEASE OF THE DEPOSIT TO SELLER IF REQUIRED BY ESCROW AGENT (EACH A "PURCHASER'S ACTION"), SELLER SHALL NOT BE RESTRICTED BY THE PROVISIONS OF THIS SECTION 10.1 FROM BRINGING AN ACTION AGAINST PURCHASER SEEKING EXPUNGEMENT OR RELIEF FROM ANY IMPROPERLY FILED LIS PENDENS, INJUNCTION OR OTHER RESTRAINT, AND/OR RECOVERING FEES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) WHICH SELLER MAY SUFFER OR INCUR AS A RESULT OF ANY PURCHASER'S ACTION BUT ONLY TO THE EXTENT THAT SELLER IS THE PREVAILING PARTY; AND THE AMOUNT OF ANY SUCH FEES, COSTS AND EXPENSES AWARDED TO SELLER SHALL BE IN ADDITION TO THE LIQUIDATED DAMAGES SET FORTH HEREIN. NOTHING IN THIS AGREEMENT SHALL, HOWEVER, BE DEEMED TO LIMIT PURCHASER'S LIABILITY TO SELLER FOR DAMAGES OR INJUNCTIVE RELIEF FOR BREACH OF PURCHASER'S INDEMNITY OBLIGATIONS UNDER SECTION 5.2.5 ABOVE OR FOR ATTORNEYS' FEES AND COSTS AS PROVIDED IN SECTION 16.5 BELOW.

                             ACCEPTED AND AGREED TO:


        ----------------------                    ----------------------
                Seller                                  Purchaser

        10.2 PURCHASER'S REMEDIES. If the sale is not completed as herein provided solely by reason of a default of Seller, Purchaser shall be entitled, as its sole and exclusive remedy, to either (i) (a) terminate this Agreement (by delivering notice to Seller which includes a waiver of any right, title or interest of Purchaser in the Property) and (b) if Purchaser so elects, pursue an action at law for recovery of Purchaser's actual out-of-pocket third-party costs incurred as part of Purchaser's due diligence efforts hereunder, subject to a cap of $25,000, which action must be commenced, if at all, within the thirty (30) day period following the occurrence of such material default of Seller (the "LIMITATION PERIOD"); or (ii) treat this Agreement as being in full force and effect and pursue only the specific performance of this Agreement, provided that Purchaser must commence any action for specific performance within thirty (30) days after the scheduled Final Closing Date. Purchaser waives any right to pursue any other remedy at law or equity for such default of Seller, including, without limitation, any right to seek, claim or obtain damages (other than for costs under (i) (b) above), punitive damages or consequential damages. In no case shall Seller ever be liable to Purchaser under any statutory, common law, equitable or other theory of law, either prior to or following the Closing, for any lost rents, profits, "benefit of the bargain," business opportunities or any form of consequential damage in connection with any claim, liability, demand or cause of action in any way or manner relating to the Property, the condition of the Property, this Agreement, or any transaction or matter between the parties contemplated hereunder. Purchaser's remedies hereunder are in addition to the right to receive the return of the Deposit, subject to Section 9.4, to the extent it is not applied to the Purchase Price in connection with Purchaser's action for specific performance.

                                   ARTICLE XI
                         REPRESENTATIONS AND WARRANTIES

        11.1 SELLER'S WARRANTIES AND REPRESENTATIONS. The matters set forth in this SECTION 11.1 constitute representations and warranties by Seller which are now and (subject to matters contained in any notice given pursuant to the next succeeding sentence) shall, in all material respects, at the Closing be true and correct. If Seller has actual knowledge that any of the representations and warranties contained in this ARTICLE XI may cease to be true, Seller shall give prompt notice to Purchaser (which notice shall include copies of the instrument, correspondence, or document, if any, upon which Seller's notice is based). As used in this SECTION 11.1, the phrase "to the extent of Seller's actual knowledge" shall mean, in this Agreement and any other instruments executed by Seller, the actual knowledge of Celia Deluga, the asset manager of Advisor responsible for the Property (the "PROPERTY Manager(s)"). There shall be no duty imposed or implied to investigate, inquire, inspect, or audit any such matters, and there shall be no personal liability on the part of such Property Manager(s). To the extent Purchaser has or acquires actual knowledge or is deemed to know prior to the date of this Agreement that these representations and warranties are inaccurate, untrue or incorrect in any way, such representations and warranties shall be deemed modified to reflect Purchaser's knowledge or deemed knowledge. Purchaser shall be deemed to know a representation or warranty is untrue, inaccurate or incorrect if this Agreement or any files, documents, materials, analyses, studies, tests, or reports disclosed or made available to Purchaser prior to the date of this Agreement contains information which is inconsistent with such representation or warranty.

                11.1.1 BROKER. Seller represents and warrants to Purchaser that it has not dealt with any broker or finder in connection with this sale other than Cushman and Wakefield of Texas, Inc. (the "BROKER"). Seller shall pay the brokerage commission due to Broker pursuant to a separate agreement and Seller hereby agrees to indemnify, reimburse, defend and hold harmless Purchaser from and against any and all costs, expenses, liabilities, claims, demands, suits, judgments and interest, including, without being limited to, reasonable attorneys' fees and disbursements, arising out of or in connection with any claim by any other broker or agent with respect to this Agreement, the negotiation of this Agreement or the transaction contemplated herein based on the acts of Seller. The provisions of this SECTION 11.1.1 shall survive Closing or any termination of this Agreement.

                11.1.2 ORGANIZATION. Seller has been duly formed, validly exists and is in good standing in the jurisdiction of its formation and in the state in which the Property is located.

                11.1.3 POWER AND AUTHORITY. Seller has the legal power, right and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

                11.1.4 PROCEEDINGS. Seller has not received any written notice of any pending or threatened condemnation or similar proceeding affecting any part of the Property.

                11.1.5 CONTRAVENTION. Seller is not prohibited from consummating the transactions contemplated by this Agreement by any law, regulation, agreement, instrument, restriction, order or judgment.

                11.1.6 LEASES AND CONTRACTS. The Leases and Contracts comprise all of the leases and material contracts that will affect the Property on and after the Closing.

                11.1.7 COMPLIANCE. Seller has not received written notice from any governmental authority that the Property is not in material compliance with all applicable laws, except for such failures to comply, if any, which have been remedied.

                11.1.8 EMPLOYEES. Seller has no employees on-site at the Property providing on-site services to the Property and all such services are performed by Seller's manager of the Property.

                11.1.9 LITIGATION. To the extent of Seller's actual knowledge, there is no material litigation affecting the Property which litigation is not covered by insurance.

                11.1.10 NO CLAIMED OFFSETS. No tenant under the Leases has asserted in writing any claim or offset which would in any way affect the collection of rent from such tenant, nor has any tenant given any written notice to Seller of its intention to terminate its tenancy.

                11.1.11 LEASING COMMISSIONS. All leasing commissions which are attributable solely to the execution of Leases existing as of the Effective Date or the move-in of tenants occupying the Property as of the Effective Date have been paid in full.

                11.1.12 PATRIOT ACT. Seller is not a person and/or entity with whom Purchaser, a U.S. company or person, is restricted from doing business under the International Emergency Economic Powers Act, 50 U.S.C. ss. 1701 et seq.; the Trading with the Enemy Act, 50 U.S.C. App. ss. 5; any executive orders promulgated thereunder; any implementing regulations promulgated thereunder by the U.S. Department of Treasury Office of Foreign Assets Control ("OFAC") (including those persons and/or entities named on OFAC's List of Specially Designated Nationals and Blocked Persons (the "SDN List")); or any other applicable law of the United States.

                11.1.13 PATRIOT ACT NOTICE. Seller hereby covenants and agrees that if Seller obtains knowledge that Seller or Tower Fund Landmark LLC or Metropolitan Life Insurance Company becomes listed on the SDN List or is indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, Seller shall immediately notify Purchaser in writing, and in such event, Purchaser shall have the right to terminate this Agreement without penalty or liability to Purchaser immediately upon delivery of written notice thereof to Seller.

        11.2 PURCHASER'S WARRANTIES AND REPRESENTATIONS. The matters set forth in this SECTION 11.2 constitute representations, warranties and covenants by Purchaser which are now and shall, at the Closing, be true and correct.

                11.2.1 BROKER. Purchaser represents and warrants to Seller that it has not dealt with any broker or finder in connection with this sale, other than Broker. Purchaser hereby agrees to indemnify, reimburse, defend and hold harmless the Indemnified Parties from and against any and all costs, expenses, liabilities, claims, demands, suits, judgments and interest, including, without being limited to, reasonable attorneys' fees and disbursements, arising out of or in connection with any claim by any other broker or agent with respect to this Agreement, the negotiation of this Agreement or the transaction contemplated herein based on the acts of Purchaser. The provisions of this SECTION 11.2.1 shall survive Closing or any termination of this Agreement.

                11.2.2 POWER AND AUTHORITY. Purchaser has the legal power, right and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

                11.2.3 INDEPENDENT INVESTIGATION. The consummation of this transaction shall constitute Purchaser's acknowledgment that it has independently inspected and investigated the Property and has made and entered into this Agreement based upon such inspection and investigation and its own examination of the condition of the Property.

                11.2.4 PURCHASER RELIANCE. Purchaser is experienced in and knowledgeable about the ownership and management of real estate, and it has relied and will rely exclusively on its own consultants, advisors, counsel, employees, agents, principals and/or studies, investigations and/or inspections with respect to the Property, its condition, value and potential. Purchaser agrees that, notwithstanding the fact that it has received certain information from Seller or its agents or consultants, Purchaser has relied solely upon and will continue to rely solely upon its own analysis and will not rely on any information provided by Seller or its agents or consultants, except as expressly set forth in SECTION 11.1.

                11.2.5 PATRIOT ACT. Purchaser is not a person and/or entity with whom Seller, a U.S. company or person, is restricted from doing business under the International Emergency Economic Powers Act, 50 U.S.C. ss. 1701 et seq.; the Trading with the Enemy Act, 50 U.S.C. App. ss. 5; any executive orders promulgated thereunder; any implementing regulations promulgated thereunder by the U.S. Department of Treasury Office of Foreign Assets Control ("OFAC") (including those persons and/or entities named the SDN List); or any other applicable law of the United States.

                11.2.6 PATRIOT ACT NOTICE. Purchaser hereby covenants and agrees that if Purchaser obtains knowledge that Purchaser or any of its beneficial owners becomes listed on the SDN List or is indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, Purchaser shall immediately notify Seller in writing, and in such event, Seller shall have the right to terminate this Agreement without penalty or liability to Purchaser immediately upon delivery of written notice thereof to Purchaser.

        11.3 NO OTHER WARRANTIES AND REPRESENTATIONS. Except as specifically set forth in this ARTICLE XI, neither Seller nor Advisor has made, make or have authorized anyone to make, any warranty or representation as to the Leases, the Contracts, any written materials delivered to Purchaser, the persons preparing such materials, the truth, accuracy or completeness of such materials, the present or future physical condition, development potential, zoning, building or land use law or compliance therewith, the operation, income generated by, or any other matter or thing affecting or relating to the Property or any matter or thing pertaining to this Agreement. Purchaser expressly acknowledges that no such warranty or representation has been made and that Purchaser is not relying on any warranty or representation whatsoever other than as is expressly set forth in this ARTICLE XI. Purchaser shall accept the Property "as is" and in its condition on the date of Closing subject only to the express provisions of this Agreement and hereby acknowledges and agrees that SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, FUTURE OR OTHERWISE, OF, AS TO, CONCERNING OR WITH RESPECT TO, THE PROPERTY.

                11.3.1 ENVIRONMENTAL REPRESENTATIONS. Seller makes no representations or warranties as to whether the Property contains asbestos, radon or any hazardous materials or harmful or toxic substances, or pertaining to the extent, location or nature of same, if any. Further, to the extent that Seller has provided to Purchaser information from any inspection, engineering or environmental reports concerning asbestos, radon or any hazardous materials or harmful or toxic substances, Seller makes no representations or warranties with respect to the accuracy or completeness, methodology of preparation or otherwise concerning the contents of such reports.

                11.3.2 RELEASE OF CLAIMS. Subject to the express provisions hereof, Purchaser acknowledges and agrees that Seller makes no representation or warranty as to, and Purchaser, for itself, its successors and assigns, hereby waives and releases the Indemnified Parties from any present or future claims, at law or in equity, whether known or unknown, foreseeable or otherwise, arising from or relating to, the Property, this Agreement or the transactions contemplated hereby, including without limitation the presence or alleged presence of asbestos, radon or any hazardous materials or harmful or toxic substances in, on, under or about the Property, including without limitation any claims under or on account of (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as the same may have been or may be amended from time to time, and similar state statutes, and any regulations promulgated thereunder, (ii) any other federal, state or local law, ordinance, rule or regulation, now or hereafter in effect, that deals with or otherwise in any manner relates to, environmental matters of any kind, (iii) this Agreement, or (iv) the common law. Purchaser hereby specifically acknowledges that Purchaser has carefully reviewed this SECTION 11.3.2 and has discussed its import with legal counsel and that the provisions of this SECTION 11.3.2 are a material part of this Agreement.

        This SECTION 11.3.2 shall survive the Closing forever.

                                  ARTICLE XII
                            CASUALTY AND CONDEMNATION

        Promptly upon learning thereof, Seller shall give Purchaser written notice of any condemnation, damage or destruction of the Property occurring prior to the Closing. If prior to the Closing all or a material portion of the Property is condemned, damaged or destroyed by an insured casualty, Purchaser shall have the option of either (I) applying the proceeds of any condemnation award or payment under any insurance policies (other than business interruption or rental loss insurance) toward the payment of the Purchase Price to the extent such condemnation awards or insurance payments have been received by Seller, receiving from Seller an amount equal to any applicable deductible under any such insurance policy and receiving an assignment from Seller of Seller's right, title and interest in any such awards or payments not theretofore received by Seller, or (II) terminating this Agreement by delivering written notice of such termination to Seller within ten (10) days after Purchaser has received written notice from Seller of such material condemnation, damage or destruction in which case the Deposit shall be refunded to Purchaser, subject to Section 5.2. If, prior to the Closing, a portion of the Property is condemned, damaged or destroyed and such portion is not a material portion of the Property, the proceeds of any condemnation award or insurance payment and any applicable deductible under any insurance policies shall be applied toward the payment of the Purchase Price to the extent such condemnation awards or insurance payments have been received by Seller and Seller shall assign to Purchaser all of Seller's right, title and interest in any unpaid awards or payments. For purposes of this ARTICLE XII, the term "material portion" shall mean greater than ten percent (10%) of the improvements on the Property or an absence of reasonable access to or parking upon the Property. If the damage or destruction arises out of an uninsured risk, Seller shall elect, by written notice within ten (10) days of the occurrence of such damage or destruction either to terminate this Agreement or to close the transaction contemplated hereby with a reduction of the Purchase Price equal to the costs of repairing the Property, as reasonably estimated by an engineer engaged by Seller and reasonably acceptable to Purchaser. Seller and Purchase acknowledge that the provisions of Article XII are intended to supercede ss.5.007 of the Texas Property Code.

                                  ARTICLE XIII
                            CONDUCT PRIOR TO CLOSING

        13.1 CONDUCT. From and after the date hereof, Seller shall operate the Property in accordance with its standard business procedures.

        13.2 ACTIONS PROHIBITED. Seller shall not, without the prior written approval of Purchaser, which approval will not be unreasonably withheld or delayed:

                (1) make any material structural alterations or additions to the Property except as (a) in the ordinary course of operating the Property, (b) required for maintenance and repair, (c) required by any of the Leases or the Contracts or (d) required by this Agreement;

                (2) sell, transfer, encumber or change the status of title of all or any portion of the Property;

                (3) change or attempt to change, directly or indirectly, the current zoning of the Real Property in a manner materially adverse to it; or

                (4) cancel, amend or modify, in a manner materially adverse to the Property, any license or permit held by Seller with respect to the Property or any part thereof which would be binding upon Purchaser after the Closing.

        13.3 MODIFICATION OF EXISTING LEASES AND CONTRACTS. Seller may not, without the prior written consent of Purchaser (which consent shall not be unreasonably withheld or delayed), cancel, amend, or modify any Contracts or Leases, in a manner binding upon Purchaser after the Closing. If Seller shall request Purchaser's approval of any of the foregoing matters, Purchaser shall have five (5) business days from its receipt of such request to give Seller notice of its approval or disapproval of such matter. If Purchaser does not give such notice within such five (5) business day period, such matter shall be deemed approved by Purchaser.

        13.4 NEW LEASES AND CONTRACTS. Seller may not enter into any new lease or contract without Purchaser's consent, which consent will not be unreasonably withheld or delayed Notwithstanding the preceding sentence, Seller may enter into any new contracts without Purchaser's consent if doing so is in the ordinary course of operating the Property and the contract (i) will not be binding on Purchaser or (ii) is cancelable on thirty (30) days or less notice without penalty or premium. If Seller shall request Purchaser's approval to any of the foregoing matters, Purchaser shall have five (5) business days from its receipt of such request to give Seller notice of its approval or disapproval of such matter. If Purchaser does not give such notice within such five (5) business day period, such matter shall be deemed approved by Purchaser.

CONFIDENTIALITY. a) Seller and Purchaser shall, prior to the Closing, maintain the confidentiality of this sale and purchase and shall not, except as required by law or governmental regulation applicable to Seller or Purchaser, disclose the terms of this Agreement or of such sale and purchase to any third parties whomsoever other than investors or prospective investors in Seller or Purchaser or the principals of Broker, Escrow Agent, the Title Company and such other persons whose assistance is required in carrying out the terms of this Agreement. Purchaser agrees that all documents and information regarding the Property of whatsoever nature made available to it by Seller or Seller's agents and the results of all tests and studies of the Property (collectively, the "PROPRIETARY INFORMATION") are confidential and Purchaser shall not disclose any Proprietary Information to any other person. Notwithstanding the foregoing provisions, however (i) Purchaser and Seller may disclose information (including Proprietary Information) to its consultants, attorneys, accountants, prospective investors and lenders, and others who need to know the information for the purpose of assisting in connection with the transaction that is the subject of this Agreement; (ii) the foregoing covenant of confidentiality shall not be applicable to any information published as public knowledge or otherwise available in the public domain; and (iii) Purchaser and Seller shall be permitted to disclose such information as may be recommended by Purchaser's or Seller's legal counsel in order to comply with all financial reporting, securities laws and other legal requirements applicable to Purchaser or Seller, including any required disclosures to the Securities and Exchange Commission. The provisions of this SECTION 13.5 shall not survive the Closing.

b). Neither Seller nor Purchaser shall at any time issue a press release or otherwise communicate with media representatives regarding this sale and purchase unless such release or communication has received the prior written approval of the other party, provided, however, either party shall have the right after Closing to issue a press release or private communication announcing the sale and acquisition of the Property and the resulting ownership and control of the Property, without prior written approval of the other so long as the other party is not identified in such release and the release does not disclose the economic terms thereof. The provisions of this SECTION 13.5 shall survive the Closing.

        13.5 RIGHT TO CURE. If any title defect or other matter which would entitle Purchaser to terminate this Agreement or if Seller shall have breached any representation or warranty hereunder, Seller may elect, by written notice to Purchaser, to cure such title defect or other matter by causing it to be removed, insured over or bonded to cure such breach and Seller may adjourn the Closing for up to thirty days to do so. Nothing contained in this SECTION 13.6 shall require Seller to cure any such title defect or other matter or to incur any liability or expense to do so.

        13.6 MANAGEMENT AGREEMENTS. Any and all property management contracts and leasing agreements with respect to the Property shall be terminated by Seller as of the Closing, with Seller having fully paid and discharged any and all obligations accruing thereunder (other than with respect to leasing commissions as to future renewals, expansions and the like).

                                  ARTICLE XIV
                                     NOTICES

        All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly delivered (i) upon the delivery (or refusal to accept delivery) by messenger or overnight express delivery service (or, if such date is not on a business day, on the business day next following such date), or (ii) on the third (3rd) business day next following the date of its mailing by certified mail, postage prepaid, at a post office maintained by the United States Postal Service, or (iii) upon the receipt by facsimile transmission as evidenced by a receipt transmission report (followed by delivery by one of the other means identified in (i)-(ii)), addressed as follows:

        If to Purchaser, to:    Harvard Property Trust, LLC
                                15601 Dallas Parkway, Suite 600
                                Dallas, Texas 75001
                                Attention:  Jon Dooley
                                Facsimile:  214-655-1610

        with a copy to:         Powell & Coleman, L.L.P.
                                8080 North Central Expressway, Suite 1380
                                Dallas, Texas 75206
                                Attention: Patrick M. Arnold

        If to Seller, to:       c/o BlackRock Realty Advisors, Inc.
                                10 Park Avenue, Morristown, New Jersey 07962-2346
                                Attention:  Tim Kuhn, Director of Investment Analysis
                                Facsimile:  973-355-4696

        and                     c/o BlackRock Realty Advisors, Inc.
                                10 Park Avenue, Morristown, NJ  07962-2346
                                Attention:  Jeremy Litt, Esq.
                                Facsimile:  973 993-4571

        If to Escrow Agent, to: Lynn Babineaux
                                Stewart Title Guaranty Company
                                National Commercial Closing Specialist
                                National Title Division
                                1980 Post Oak Blvd., Suite 610
                                Houston, Texas 77056
                                Facsimile:  832-553-7490

Either party may, by notice given as aforesaid, change the address or addresses, or designate an additional address or additional addresses, for its notices, provided, however, that no notice of a change of address shall be effective until actual receipt of such notice.

                                   ARTICLE XV
                             TRANSFER OF POSSESSION

        15.1 TRANSFER OF POSSESSION. Possession of the Property shall be transferred to Purchaser at the time of Closing subject to the Permitted Encumbrances.

        15.2 DELIVERY OF DOCUMENTS AT CLOSING. At the time of Closing, Seller shall deliver to Purchaser originals or copies of any additional documents, instruments or records in the possession of Seller or its agents which are necessary for the ownership and operation of the Property.

                                  ARTICLE XVI
                               GENERAL PROVISIONS

        16.1 CAPTIONS. Captions in this Agreement are inserted for convenience of reference only and do not define, describe or limit the scope or the intent of this Agreement or any of the terms hereof.

        16.2 EXHIBITS. All exhibits referred to herein and attached hereto are a part hereof.

        16.3 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties relating to the transaction contemplated hereby and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein.

        16.4 MODIFICATION. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is or may be sought.

        16.5 ATTORNEYS' FEES. Should any party hereto employ an attorney for the purpose of enforcing or construing this Agreement, or any judgment based on this Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all reasonable attorneys' fees and all costs, whether incurred at the trial or appellate level, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees and the cost of any bonds, whether taxable or not, and such reimbursement shall be included in any judgment, decree or final order issued in that proceeding. The "prevailing party" means the party in whose favor a judgment, decree, or final order is rendered.

        16.6 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas.

        16.7 TIME OF ESSENCE. Time is of the essence to this Agreement and to all dates and time periods set forth herein.

        16.8 SURVIVAL OF WARRANTIES16.8.1 . Unless otherwise expressly herein stated to survive, all representations, covenants, indemnities, conditions and agreements contained herein shall merge into and be superseded by the various documents executed and delivered at Closing and shall not survive the Closing. It is specifically agreed that the representations, warranties and covenants made by Seller in SECTION 11.1 and ARTICLE 13 shall survive Closing for a period of six (6) months.

        16.9 ASSIGNMENT BY PURCHASER. Purchaser may not assign its rights under this Agreement to any party other than an Affiliate (as hereinafter defined) without the prior written consent of Seller. Purchaser may assign its rights under this Agreement to an Affiliate without the prior written consent of Seller so long as reasonably acceptable ERISA representations from such Affiliate are made to Seller. For purposes of this SECTION 16.9, the term "AFFILIATE" shall mean: (i) an entity that controls, is controlled by, or is under common control with Purchaser; (ii) any partnership in which Purchaser or Purchaser's controlling member is the general partner; (iii) any fund or entity sponsored by Purchaser; or (iv) any entity that retains Purchaser or a company affiliated with Purchaser to manage the Property.

        16.10 SEVERABILITY. If any term, covenant, condition, provision or agreement herein contained is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the fact that such term, covenant, condition, provision or agreement is invalid, void or otherwise unenforceable shall in no way affect the validity or enforceability of any other term, covenant, condition, provision or agreement herein contained.

        16.11 SUCCESSORS AND ASSIGNS. All terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective legal representatives, successors and assigns (subject to SECTION 16.9).

        16.12 INTERPRETATION. Seller and Purchaser acknowledge each to the other that both they and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

        16.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed an original; such counterparts shall together constitute but one agreement.

        16.14 RECORDATION. This Agreement may not be recorded and any attempt to do so shall be of no effect whatsoever.

        16.15 LIMITATION ON LIABILITY. In any action brought to enforce the obligations of Seller under this Agreement or any other document delivered in connection herewith, the judgment or decree shall be subject to the provisions of SECTION 16.8. In no event shall Seller have any liability to Purchaser unless and until the damages suffered by Purchaser as a result thereof shall equal or exceed $25,000.00 and otherwise in any event, the liability of TFLLP and MILICSA in the aggregate shall be enforceable against Seller only up to a maximum of $500,000.00 ("MAXIMUM LIABILITY CAP"). In connection with this Agreement, Advisor is acting as the investment adviser to Seller, and Advisor shall not have any individual liability hereunder. As of the date of this Agreement, a commingled separate account of Metropolitan Life Insurance Company ("METLIFE") referred to as the "TOWER FUND" (the "SEPARATE ACCOUNT") is the sole member of Tower Fund Landmark LLC, the general partner of TFLLP and the sole limited partner of TFLLP, and MetLife on behalf of the Separate Account owns fee title to Landmark Center II. Purchaser acknowledges and agrees that Purchaser shall have no recourse against any other property or assets of MetLife, the general account of MetLife, any separate account of MetLife, any assets of the Advisor, or to any of the past, present or future, direct or indirect, shareholders, partners, members, managers, principals, directors, officers, agents, incorporators, affiliates or representatives of Seller or the Advisor (collectively, "SELLER PARTIES") except for the Real Property (and the proceeds from the sale thereof), but only up to the Maximum Liability Cap, or of any of the assets or property of any of the Seller Parties for the payment or collection of any amount, judgment, judicial process, arbitral award, fee or cost or for any other obligation or claim arising out of or based upon this Agreement and requiring the payment of money by Seller except for the Real Property (and the proceeds from the sale thereof) but only up to the Maximum Liability Cap. The Seller Parties shall not be subject to levy, lien, execution, attachment or other enforcement procedure for the satisfaction of any of Purchaser's rights or remedies under or with respect to this Agreement, at law, in equity or otherwise, provided the foregoing shall not limit the rights of Purchaser to pursue claims against the Real Property (and the proceeds from the sale thereof) but only up to the Maximum Liability Cap. Purchaser shall not seek enforcement of any judgment, award, right or remedy against any property or asset of any of the Seller Parties, other than the Real Property (and the proceeds from the sale thereof) but only up to the Maximum Liability Cap. Nothing contained in this Agreement shall be deemed or construed to be an acknowledgment or agreement by Seller, MetLife or any other Seller Party that they do no have and maintain, respectively, separate existences, identities and integrity from the others, or that their separate existences, identities and integrity are impaired or should be disregarded in any manner whatsoever or that MetLife is a party to this Agreement. The provisions of this Section are intended and shall be construed to be a limitation on liability only and shall not be deemed or be construed to create any liability or obligation of the Seller or any of the Seller Parties. The provisions of this Section shall survive the termination of this Agreement.

        16.16 POSSESSION OF ADVISOR. As used in this Agreement, the "possession" or "receipt" of a document, notice or similar writing by Seller shall be deemed to be only the possession, receipt or notice of such document by Advisor.

        16.17 BUSINESS DAY. As used in this Agreement, "business day" shall be deemed to be any day other than a day on which banks in the state of Texas shall be permitted or required to close. If any day upon which action is to be taken hereunder is not a business day, then the deadline for taking such action shall be extended until the next business day.

        16.18 WAIVER OF JURY TRIAL. PURCHASER AND SELLER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ANY ACTIONS OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER WITH THIS AGREEMENT OR THE PROPERTY (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT OR ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR SELLER TO ENTER INTO AND ACCEPT THIS AGREEMENT AND THE DOCUMENTS TO BE DELIVERED BY PURCHASER AT CLOSING, AND SHALL SURVIVE THE CLOSING OR TERMINATION OF THIS AGREEMENT. Each party hereby authorizes and empowers the other to file this SECTION 16.18 and this Agreement with the clerk or judge of any court of competent jurisdiction as a written consent to waiver of jury trial.

        16.19 EFFECTIVE DATE. The date of delivery to the Title Company of a fully executed counterpart of this Agreement, as evidenced by the Title Company's notation in the space set forth below, shall be deemed the effective date of this Agreement (the "EFFECTIVE DATE").

                                  ARTICLE XVII
                        ESCROW AGENT DUTIES AND DISPUTES

        17.1 OTHER DUTIES OF ESCROW AGENT. Escrow Agent shall not be bound in any way by any other agreement or contract between Seller and Purchaser, whether or not Escrow Agent has knowledge thereof. Escrow Agent's only duties and responsibilities with respect to the Deposit shall be to hold the Deposit and other documents delivered to it as agent and to dispose of the Deposit and such documents in accordance with the terms of this Agreement. Without limiting the generality of the foregoing, Escrow Agent shall have no responsibility to protect the Deposit and shall not be responsible for any failure to demand, collect or enforce any obligation with respect to the Deposit or for any diminution in value of the Deposit from any cause, other than Escrow Agent's gross negligence or willful misconduct. Escrow Agent may, at the expense of Seller and Purchaser, consult with counsel and accountants in connection with its duties under this Agreement. Escrow Agent shall not be liable to the parties hereto for any act taken, suffered or permitted by it in good faith in accordance with the advice of counsel and accountants. Escrow Agent shall not be obligated to take any action hereunder that may, in its reasonable judgment, result in any liability to it unless Escrow Agent shall have been furnished with reasonable indemnity satisfactory in amount, form and substance to Escrow Agent.

        17.2 DISPUTES. Escrow Agent is acting as a stakeholder only with respect to the Deposit. If there is any dispute as to whether Escrow Agent is obligated to deliver the Deposit or as to whom the Deposit is to be delivered, Escrow Agent shall not make any delivery, but shall hold the Deposit until receipt by Escrow Agent of an authorization in writing, signed by all the parties having an interest in the dispute, directing the disposition of the Deposit, or, in the absence of authorization, Escrow Agent shall hold the Deposit until the final determination of the rights of the parties in an appropriate proceeding. Escrow Agent shall have no responsibility to determine the authenticity or validity of any notice, instruction, instrument, document or other item delivered to it, and it shall be fully protected in acting in accordance with any written notice, direction or instruction given to it under this Agreement and believed by it to be authentic. If written authorization is not given, or proceedings for a determination are not begun, within thirty (30) days after the date scheduled for the closing of title and diligently continued, Escrow Agent may, but is not required to, bring an appropriate action or proceeding for leave to deposit the Deposit with a court of the State of Texas pending a determination. Escrow Agent shall be reimbursed for all costs and expenses of any action or proceeding, including, without limitation, attorneys' fees and disbursements incurred in its capacity as Escrow Agent, by the party determined not to be entitled to the Deposit. Upon making delivery of the Deposit in the manner provided in this Agreement, Escrow Agent shall have no further liability hereunder. In no event shall Escrow Agent be under any duty to institute, defend or participate in any proceeding that may arise between Seller and Purchaser in connection with the Deposit.

        17.3 REPORTS. Escrow Agent shall be responsible for the timely filing of any reports or returns required pursuant to the provisions of Section 6045(e) of the Internal Revenue Code of 1986 (and any similar reports or returns required under any state or local laws) in connection with the closing of the transaction contemplated by this Agreement.

        IN WITNESS WHEREOF, this Agreement has been executed as of the Effective Date.

                                SELLER:

                                For Landmark Center I

                                TFLLP:

                                TOWER FUND LANDMARK LIMITED
                                PARTNERSHIP, a Texas limited partnership

                                By:     Tower Fund Landmark LLC,
                                        a Delaware limited liability company
                                        Its:  General Partner

                                        By:    BlackRock Realty Advisors, Inc.,
                                               a Delaware corporation,
                                               Its:     Manager

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

                                For Landmark II

                                MLICSA:

                                Metropolitan Life Insurance Company, on behalf of a commingled separate account

                                By: BlackRock Realty Advisors, Inc., a Delaware corporation, its investment advisor

                                By:_____________________________________________
                                Printed Name:___________________________________
                                Title:__________________________________________

                                PURCHASER:

                                HARVARD PROPERTY TRUST, LLC,
                                a Delaware limited liability company


                                By:_____________________________________________
                                Name:___________________________________________
                                Title:__________________________________________

                      CONSENT AND AGREEMENT OF ESCROW AGENT


        The undersigned Escrow Agent hereby agrees to (I) accept the foregoing Agreement, (II) be escrow agent under said Agreement, and (iii) be bound by said Agreement in the performance of its duties as escrow agent. Escrow Agent acknowledges receipt of a counterpart of this Agreement executed by Seller and Purchaser on the _____ day of May, 2005, which date shall be deemed the "Effective Date" of this Agreement.

                                STEWART TITLE GUARANTY COMPANY

                                By:_____________________________________________
                                Printed Name:___________________________________
                                Title:__________________________________________

                                    EXHIBIT A
                               DESCRIPTION OF LAND


LANDMARK CENTER I

TRACT I: Lots 4 in Block N/8763, of LANDMARK CENTER ADDITION, an addition to the City of Dallas, Dallas County, Texas, according to the Map or Plat thereof recorded in Volume J, Page 500, Plat Records, Collin County, Texas.

TRACT II: Non-exclusive easement estates as created and defined by that certain Easement and Maintenance Agreement dated October 28, 1996, filed November 11, 1996, recorded in Clerk's File No. 96-0097230, Real Property Records of Collin County, Texas, Clarification Agreement recorded in Clerk's File No. 96-0107158, and by that certain Declaration of Easements dated November 11, 1996, filed November 21, 1996, recorded in Clerk's File No. 96-0100329, Real Property Agreements, Collin County, Texas, as amended by First Amendment to Declarations of Easements recorded in Clerk's File No. 96-0107156, Real Property Records of Collin County, Texas.



LANDMARK CENTER II

TRACT I: Lots 3 in Block N/8763, of LANDMARK CENTER ADDITION, an addition to the City of Dallas, Dallas County, Texas, according to the Map or Plat thereof recorded in Volume J, Page 500, Plat Records, Collin County, Texas.

TRACT II: Non-exclusive easement estates as created and defined by that certain Easement and Maintenance Agreement dated October 28, 1996, filed November 11, 1996, recorded in Clerk's File No. 96-0097230, Real Property Records of Collin County, Texas, Clarification Agreement recorded in Clerk's File No. 96-0107158, and by that certain Declaration of Easements dated November 11, 1996, filed November 21, 1996, recorded in Clerk's File No. 96-0100329, Real Property Agreements, Collin County, Texas, as amended by First Amendment to Declarations of Easements recorded in Clerk's File No. 96-0107156, Real Property Records of Collin County, Texas.

                                    EXHIBIT B
                                PERSONAL PROPERTY


                                LANDMARK CENTER I
                                 INVENTORY LIST


               QTY.       ITEM
                 1        Computer (Runs EMS)
                             Monitor Daytek Mod #DT-14630
                             CPU Twix
                             Keyboard Mod# KPQE4ZA
                 1        Computer (Security System)
                             Monitor ViewSonic A70+ Serial #VCOTS23103-4R CPU Custom Built by CompUSA Serial #701281 Keyboard Mod#KB-21
                 1        Window glass vacuum cup


                               LANDMARK CENTER II
                                 INVENTORY LIST


               QTY.       ITEM
                 1        Pressure Washer 3000 PSI  II HP
                 1        Gray Wooden Desk
                 3        Rolling Desk Chairs
                 1        2 Drawer Hanging File Cabinet
                 1        Rolling Three Drawer Cabinet
                 2        4 Foot Tall Book Shelves
                 3        6 Foot Tall Open Shelving Units
                 2        6 Foot Tall Locking Storage Cabinets
                 1        Gateway Computer and Monitor (Runs EMS)
                             Monitor EV 700 Serial #M1A8J205576Z
                             CPU E3200 Serial # 0013428160
                             Keyboard Serial #Q9051A0061
                 1        Compaq Presario (Office Programs & Internet)
                             Monitor HP Pavilion Serial #CNC427GRO
                             CPU SR1250NX Serial #MXK4402H9J
                             Keyboard Serial #CH43104368
                 1        Printer HP LaserJet 6L Serial #USHB906197
                 1        Fax Sharp UX510
                 1        5 Foot Long Work Bench
                 1        Vise
                 1        Toilet Dolly


                                                           (con't. on next page)

LANDMARK CENTER II, INVENTORY LIST (CON'T.)

               QTY.       ITEM
                 1        Fluke 65 Infrared Thermometer
                 1        Ideal Circuit Identifier
                 1        Milwaukee Variable Speed 1-1/2 Hammer Drill
                 1        MK 7" Tile Saw
                 1        Shipping Container Used for Storage
                 1        Six Gallon Wet Vac
                 1        Leaf Blower
                 1        Window glass vacuum cup

                                    EXHIBIT C
                                     LEASES


Landmark Center I:

Lease dated:  10/31/1997 between Champion/Landmark I, Ltd and CompUSA Inc.

Office sublease dated: 2/6/04 between CompUSA Management Company and BMC Software, Inc.


Landmark Center II:

Lease dated 8/28/97 between Champion-Boston I Limited Partnership as Landlord and CompUSA as Tenant covering Landmark Center II.

First Amendment to Lease dated 10/31/97 between Champion-Boston I Limited Partnership and CompUSA.

Letter from dated 6/30/98 acknowledging assignment from CompUSA , Inc. to CompUSA Management Company.

                                    EXHIBIT D
                                    CONTRACTS


                                LANDMARK CENTER I
                                VENDOR CONTRACTS

SERVICE                      VENDOR
--------------------------------------------------------------------------------
Elevator                     ThyssenKrupp
Energy Management            System Controls
Fire Alarm Monitoring        DSS Fire, Inc.
HVAC Maintenance             Johnson Controls
Interior Plant Maintenance   Horticall
Janitorial                   By George It's Clean
Landscape Maintenance        Peterman & Associates
Pest Control                 Dallas Pest
Trash Removal                Community Waste Disposal



                               LANDMARK CENTER II
                                VENDOR CONTRACTS

Elevator                 ThyssenKrupp
Energy Management        System Controls
Fire Alarm Monitoring    DSS Fire, Inc.
HVAC Maintenance         Johnson Controls
Interior Plant
Maintenance              Horticall
Landscape Maintenance    Peterman & Associates
Pest Control             Dallas Pest
Trash Removal            Moore Disposal

                                    EXHIBIT E
                              ESTOPPEL CERTIFICATE


         [ADDRESS OF PURCHASER]



         [ADDRESS OF LENDER]


         RE:      [Name and Address of Property]

Gentlemen:

         Reference is made to that certain [LEASE AGREEMENT] dated as of ____________ __, ____ between ____________________________, a ____________, as landlord ("LANDLORD"), and the undersigned, as tenant ("TENANT"), demising premises at the captioned address more particularly described in the Lease (the "PREMISES"). The lease, together with all amendments thereto included in
SCHEDULE 1 attached hereto, is herein referred to as the "LEASE". Tenant hereby represents to the Benefited Parties (as herein defined) that the following statements are true and correct as of the date hereof:

         1. A true, correct and complete copy of the Lease (including all amendments) is attached hereto as SCHEDULE 1. The undersigned is the Tenant under the Lease for space at the Premises covering ___________ rentable square feet.

         2. The Lease is in full force and effect and has not been amended, modified, supplemented or superseded except as indicated in Schedule 1. There are no understandings, contracts, agreement or commitments of any kind whatsoever with respect to the Premises, except as expressly provided in the Lease.

         3. The term of the Lease commenced on ________________, and expires on _________________, subject to any rights of Tenant to extend the term as provided therein. The base rent presently being charged is $__________. All rentals, charges, additional rent and other obligations on the part of the undersigned have been paid to and including ____________, 200_. No rental, other than for the current month, has been paid in advance. The undersigned has accepted possession and now occupies the Premises and is currently open for business. In addition to the fixed minimum Base Rent, the Tenant pays its pro-rata share of real estate taxes and operating expenses in excess of a base stop of _________________.

         4. Tenant has paid to Landlord a security deposit in the amount of $____________________. Tenant has no claim against Landlord for any other security, rental, cleaning access card, key or other deposits or any prepaid rentals.

         5. Landlord is not in any respect in default in the performance of the terms and provisions of the Lease, nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default. All conditions under the Lease to be performed by Landlord have been satisfied. Without limiting the generality of the foregoing, all improvements to be constructed in the Premises by Landlord have been completed to the satisfaction of Tenant and accepted by Tenant and any tenant construction allowances have been paid in full, and all duties of an inducement nature required of Landlord in the Lease have been fulfilled to Tenant's satisfaction. Tenant has no claim against Landlord by reason of any restriction, encumbrance or defect in title of the Premises of which Tenant has actual knowledge.

         6. There currently is no defense, offset, lien, claim or counterclaim by or in favor of Tenant against Landlord under the Lease or against the obligations of Tenant under the Lease (including, without limitation, any rentals or other charges due or to become due under the Lease) and Tenant is not contesting any such obligations, rentals or charges. To Tenant's knowledge, all leasing commissions due in respect of the current term of the Lease have been paid.

          7. Tenant has no renewal, extension or expansion option, no right of first offer or right of first refusal and no other similar right to renew or extend the term of the Lease or expand the property demised thereunder except as may be expressly set forth in the Lease. Tenant has no right to lease or occupy any parking spaces within the Property except as set forth in the Lease. Tenant is entitled to no free rent nor any credit, offsets or deductions in rent, nor other leasing concessions other than those specified in the Lease.

         8. Tenant is not in any respect in default in the performance of the terms and provisions of the Lease nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default. Without limiting the generality of the foregoing, Tenant is current in its rental obligation under the Lease.

         9. The undersigned has not received notice of a prior transfer, assignment, hypothecation or pledge by Landlord of any of Landlord's interest in the Lease other than to the holder of any first mortgage on the captioned property.

         10. There are no liens recorded against the Premises with respect to work performed by or on behalf of Tenant or materials supplied to the demised property.

         11. Tenant has not assigned the Lease nor sublet all or any part of the Premises, except as shown on Schedule 1 attached hereto and made a part hereof for all purposes.

         For the estoppel from the tenant of Landmark Center II:

         12. Tenant acknowledges and agrees that Tenant is obligated to pay to Landlord the sum of $24,676.79 as a reimbursement of the new lobby carpet in Landmark Center II

             The above certifications are made to the Benefited Parties knowing that the Benefited Parties will rely thereon in making an investment in the Premises. For purposes hereof, the term "BENEFITED PARTIES" means the addressees of this letter and all of the following: (a) Harvard Property Trust, LLC, a Delaware limited liability company and its successors, assigns, and designees (including, without limitation, any tenant in common purchasers); and (b) any lender to which any party described in the foregoing clause (a) grants a deed of trust, mortgage or other lien upon the Premises.


                                        Very truly yours,

                                        ________________________________________
                                        a ______________________________________


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                              JOINDER OF GUARANTOR

        The undersigned joins in the execution of this Estoppel Certificate for the purpose of confirming to and for the benefit of the Benefited Parties (a) that the guaranty of Tenant's obligations under the Lease executed by the undersigned remain in full force and effect, and (b) that the undersigned has no defenses or offsets to its obligations under the guaranty of the Lease executed by the undersigned. The undersigned understands that the Benefited Parties will rely upon the foregoing confirmations.


                                        ________________________________________
                                        a ______________________________________


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                    EXHIBIT F


                      ASSIGNMENT AND ASSUMPTION OF LEASES,
                     CONTRACTS AND OTHER PROPERTY INTERESTS

         For good and valuable consideration, the receipt of which is hereby acknowledged, Tower Fund Landmark Limited Partnership, a Texas limited partnership and Metropolitan Life Insurance Company, a New York corporation, on behalf of a commingled separate account ("ASSIGNOR") hereby irrevocably assigns, transfers and sets over to ______________, a _____________ ("ASSIGNEE") all of Assignor's right, title and interest in and to (I) the lease agreements (the "LEASES") enumerated on SCHEDULE A attached hereto and made a part hereof, together with tenant security deposits held by Assignor under the Leases, (II) to the extent assignable, the contracts (the "CONTRACTS") enumerated in SCHEDULE B attached hereto and made a part hereof, (III) to the extent assignable, any governmental permits and approvals (the "PERMITS AND APPROVALS") related to the improvements (the "IMPROVEMENTS") located on the land (the "LAND") being conveyed by Assignor to Assignee by Deed, dated the date hereof, and (IV) to the extent assignable, all contract rights (including, without limitation, all existing third-party warranties, if any, on materials and equipment constituting a part of or used in the operation and maintenance of the Improvements), licenses, permits, plans and specifications, surveys, soils reports, insurance proceeds by reason of damage to the Improvements, condemnation awards and all other rights, privileges or entitlements necessary to continue the use and operation of the Land and the Improvements (the "OTHER PROPERTY INTERESTS"). All Leases, Contracts, Permits and Approvals and Other Property Interests are referred to hereinafter, collectively, as the "ASSIGNED ITEMS."

         Assignee hereby assumes all obligations in connection with the Assigned Items, arising or first becoming due and payable after the date hereof.

         Assignor shall remain liable for all of Assignor's obligations under or with respect to the Leases and Contracts accruing prior to the date hereof, to the extent and only to the extent such obligations accrued during Assignor's ownership of the Property.

         Assignor hereby reserves the right to collect and retain delinquent rentals as described on SCHEDULE A.

         Assignor hereby represents and warrants only that it has not previously assigned the Assigned Items. Assignor makes no other representation or warranty in connection with this Assignment and, except for the foregoing, this Assignment is made without recourse to Assignor.

         All terms of this Assignment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns.

         No modification, waiver, amendment, discharge or change of this Assignment shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is or may be sought.

         This Assignment shall be construed and enforced in accordance with the laws of the State of Texas.

         In any action brought to enforce the obligations of Assignor under this Assignment, the judgment or decree shall be subject to SECTIONS 16.8 and 16.15 of that certain Sale, Purchase and Escrow Agreement, dated as of _______________, between Assignor, Assignee and National Title Services.

         This Assignment may be executed in any number of counterparts, each of which so executed shall be deemed an original; such counterparts shall together constitute but one agreement.

         IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment of this ______ day of ____________, 2005.


                                ASSIGNOR:
                                For Landmark Center II
                                TOWER FUND LANDMARK LIMITED
                                PARTNERSHIP, a Texas limited partnership

                                By: Tower Fund Landmark LLC,
                                    a Delaware limited liability company
                                    Its:  General Partner

                                    By:  BlackRock Realty Advisors, Inc.,
                                         a Delaware corporation,
                                         Its:  Manager

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                For Landmark Center II

                                MLICSA:
                                Metropolitan Life Insurance Company, on behalf of a commingled separate account

                                By: BlackRock Realty Advisors, Inc., a Delaware corporation, its investment advisor

                                By:_____________________________________________
                                Printed Name:___________________________________
                                Title:__________________________________________

                                         ASSIGNEE:

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                    EXHIBIT G
                              FORM OF BILL OF SALE


         KNOW ALL MEN BY THESE PRESENTS, that Tower Fund Landmark Limited Partnership, a Texas limited partnership and Metropolitan Life Insurance Company, a New York corporation, on behalf of a commingled separate account ("SELLER"), for good and valuable consideration paid by_____________, a _______________ ("PURCHASER"), hereby sells to Purchaser, its successors and assigns, the personal property ("PERSONAL PROPERTY") more particularly referred to in SCHEDULE A attached hereto.

         TO HAVE AND TO HOLD the same unto Purchaser, its successors and assigns to and for its own use and behalf forever.

         Purchaser agrees to pay all sales taxes payable by reason of the transfer to Purchaser of said Personal Property.

         This Bill of Sale shall be without representation or warranty by, and without recourse to, Seller.

         This Bill of Sale may be executed in any number of counterparts, each of which so executed shall be deemed an original; such counterparts shall together constitute but one agreement.

         IN WITNESS WHEREOF, Seller and Purchaser have caused these presents to be signed by their duly authorized officers as of ___________________, 2005.


                                SELLER
                                For Landmark Center I

                                TOWER FUND LANDMARK LIMITED
                                PARTNERSHIP, a Texas limited partnership

                                By: Tower Fund Landmark LLC,
                                    a Delaware limited liability company
                                    Its:  General Partner

                                    By:  BlackRock Realty Advisors, Inc.,
                                         a Delaware corporation,
                                         Its:   Manager

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                For Landmark Center II

                                MLICSA:
                                Metropolitan Life Insurance Company, on behalf of a commingled separate account

                                By: BlackRock Realty Advisors, Inc., a Delaware corporation, its investment advisor

                                By:_____________________________________________
                                Printed Name:___________________________________
                                Title:__________________________________________

                                         PURCHASER

                                         _______________________________________

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                    EXHIBIT H
                                  FORM OF DEED


                              SPECIAL WARRANTY DEED


NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

                              SPECIAL WARRANTY DEED

STATE OF TEXAS             ss.
                           ss.   KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF _____            ss.


         THAT TOWER FUND LANDMARK LIMITED PARTNERSHIP, a Texas limited partnership, and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (on behalf of a commingled separate account) (herein referred to collectively as "Grantor"), for and in consideration of the sum of Ten Dollars ($10.00) in hand paid to Grantor by ____________________, a _______________ (herein referred to as "Grantee"), whose mailing address is ____________________, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, BARGAINED, SOLD and CONVEYED unto Grantee that certain tract of real property located in _______ County, Texas, more particularly described on EXHIBIT A attached hereto and made a part hereof for all purposes, together with (a) any and all appurtenances belonging or appertaining thereto; (b) any and all improvements located thereon; (c) any and all appurtenant easements or rights of way affecting said real property and any of Grantor's rights to use same; (d) any and all rights of ingress and egress to and from said real property and any of Grantor's rights to use same; (e) any and all mineral rights and interests of Grantor relating to said real property (present or reversionary); (f) any and all rights to the present or future use of wastewater, wastewater capacity, drainage, water or other utility facilities to the extent same pertain to or benefit said real property or the improvements located thereon, including without limitation, all reservations of or commitments or letters covering any such use in the future, whether now owned or hereafter acquired; and (g) all right, title and interest of Grantor, if any, in and to (i) any and all roads, streets, alleys and ways (open or proposed) affecting, crossing, fronting or bounding said real property, including any awards made or to be made relating thereto including, without limitation, any unpaid awards or damages payable by reason of damages thereto or by reason of a widening of or changing of the grade with respect to same, (ii) any and all strips, gores or pieces of property abutting, bounding or which are adjacent or contiguous to said real property (whether owned or claimed by deed, limitations or otherwise), (iii) any and all air rights relating to said real property, and
(iv) any and all reversionary interests in and to said real property (said real property together with any and all of the related improvements, appurtenances, rights and interests referenced in clauses (a) through (g) above being herein collectively referred to as the "Property").

         This Special Warranty Deed and the conveyance hereinabove set forth is executed by Grantor and accepted by Grantee subject to the matters described in EXHIBIT B attached hereto and incorporated herein by this reference, to the extent the same are validly existing and applicable to the Property (hereinafter referred to collectively as the "Permitted Exceptions").

                  GRANTOR HAS NOT MADE, AND HAS NOT AUTHORIZED ANYONE TO MAKE, ANY WARRANTY OR REPRESENTATION AS TO, THE PRESENT OR FUTURE, PHYSICAL CONDITION, DEVELOPMENT POTENTIAL, ZONING, BUILDING OR LAND USE LAW OR COMPLIANCE THEREWITH, THE OPERATION, ANY FAULT LINES, ANY SPECIAL FLOOD HAZARD CLASSIFICATION OR ANY HYDROLOGICAL CHARACTERISTICS OF THE PROPERTY OR IN CONNECTION WITH ANY WRITTEN MATERIALS DELIVERED TO THE GRANTEE, OR ANY OTHER MATTER OR THING AFFECTING OR RELATING TO THE PROPERTY OR PERTAINING TO THIS DEED, EXCEPT AS EXPRESSLY SET FORTH IN THIS DEED OR AS MAY BE EXPRESSLY SET FORTH IN A SEPARATE DOCUMENT (A "SEPARATE AGREEMENT") EXECUTED BY GRANTOR AND GRANTEE CONCERNING THE PROPERTY (INCLUDING THE DOCUMENTS DELIVERED AT CLOSING). NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY IN THIS DEED (EXCEPT AS MAY BE EXPRESSLY SET FORTH IN A SEPARATE AGREEMENT), IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT GRANTEE IS PURCHASING THE PROPERTY "AS IS" AND GRANTOR IS MAKING NO REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, WITH RESPECT TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, ITS QUALITY, PHYSICAL CONDITION OR VALUE, THE INCOME OR EXPENSES FROM OR OF THE PROPERTY, ITS HABITABILITY, SUITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE). EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY CONVEYANCE DOCUMENTS TO BE DELIVERED AT THE CLOSING BY THE GRANTOR OR AS EXPRESSLY SET FORTH IN A SEPARATE AGREEMENT, GRANTOR SPECIFICALLY MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO TITLE TO THE PROPERTY OR ANY INTEREST THEREIN.

         TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging, unto Grantee, its successors and assigns forever, subject to the matters herein stated; and Grantor does hereby bind itself and its successors and assigns to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, subject to the Permitted Exceptions.


                          [See next page for signature]

                                For Landmark Center I

                                TOWER FUND LANDMARK LIMITED
                                PARTNERSHIP, a Texas limited partnership

                                By: Tower Fund Landmark LLC,
                                    a Delaware limited liability company
                                    Its:  General Partner

                                    By: BlackRock Realty Advisors, Inc.,
                                        a Delaware corporation,
                                        Its:  Manager

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________



THE STATE OF ______________________
COUNTY OF ________________________

         Before me, a notary public, on this day personally appeared __________________________________, _____________________ of BlackRock Realty
Advisors, Inc., a Delaware corporation and manager of Tower Fund Landmark LLC, a Delaware limited liability company, general partner of Tower Fund Landmark Limited Partnership, a Texas limited partnership, known to me/proved to me through ___________________________ [description of identity card or other document] to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he/she executed the same on behalf of the corporation for the purposes and consideration therein expressed.

         (Seal)

                                        ________________________________________
                                        Notary Public, State of_________________

                                        My commission expires:__________________

                                For Landmark Center II

                                MLICSA:
                                Metropolitan Life Insurance Company, on behalf of a commingled separate account

                                By: BlackRock Realty Advisors, Inc., a Delaware corporation, its investment advisor

                                By:_____________________________________________
                                Printed Name:___________________________________
                                Title:__________________________________________



THE STATE OF ______________________
COUNTY OF _________________________

         Before me, a notary public, on this day personally appeared __________________________________, _____________________ of BlackRock Realty
Advisors, Inc., a Delaware corporation investment advisor to Metropolitan Life Insurance Company, on behalf of a commingled separate account, known to me/proved to me through ___________________________ [description of identity card or other document] to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he/she executed the same on behalf of the corporation for the purposes and consideration therein expressed.

         (Seal)

                                        ________________________________________
                                        Notary Public, State of_________________

                                        My commission expires:__________________

                                   EXHIBIT "A"
                            TO SPECIAL WARRANTY DEED

                                    PROPERTY

LANDMARK CENTER I

TRACT I: Lots 4 in Block N/8763, of LANDMARK CENTER ADDITION, an addition to the City of Dallas, Dallas County, Texas, according to the Map or Plat thereof recorded in Volume J, Page 500, Plat Records, Collin County, Texas.

TRACT II: Non-exclusive easement estates as created and defined by that certain Easement and Maintenance Agreement dated October 28, 1996, filed November 11, 1996, recorded in Clerk's File No. 96-0097230, Real Property Records of Collin County, Texas, Clarification Agreement recorded in Clerk's File No. 96-0107158, and by that certain Declaration of Easements dated November 11, 1996, filed November 21, 1996, recorded in Clerk's File No. 96-0100329, Real Property Agreements, Collin County, Texas, as amended by First Amendment to Declarations of Easements recorded in Clerk's File No. 96-0107156, Real Property Records of Collin County, Texas.



LANDMARK CENTER II

TRACT I: Lots 3 in Block N/8763, of LANDMARK CENTER ADDITION, an addition to the City of Dallas, Dallas County, Texas, according to the Map or Plat thereof recorded in Volume J, Page 500, Plat Records, Collin County, Texas.

TRACT II: Non-exclusive easement estates as created and defined by that certain Easement and Maintenance Agreement dated October 28, 1996, filed November 11, 1996, recorded in Clerk's File No. 96-0097230, Real Property Records of Collin County, Texas, Clarification Agreement recorded in Clerk's File No. 96-0107158, and by that certain Declaration of Easements dated November 11, 1996, filed November 21, 1996, recorded in Clerk's File No. 96-0100329, Real Property Agreements, Collin County, Texas, as amended by First Amendment to Declarations of Easements recorded in Clerk's File No. 96-0107156, Real Property Records of Collin County, Texas.




                  Exhibit A - to Special Warranty Deed - Page 1

                                   EXHIBIT "B"
                            TO SPECIAL WARRANTY DEED

                              PERMITTED EXCEPTIONS


1. Restrictive covenants of record recorded in Clerk's File Nos. 94-0098896, amended in Volume 3960, Page 2005; Clerk's File No. 94-0101305, Real Property Records, Collin County, Texas. (affects Lot 3) [Volume, page and file number to be confirmed]

2. Restrictive covenants of record recorded in Clerk's File Nos. 94-0098896, 97-0059389, 94-0101305, and 96-0100329, Real Property Records, Collin
     County, Texas. (affects Lot 4)

3. Standby fees, taxes and assessments by any taxing authority for the year 2005 not yet due and payable (affects Lots 3 and 4)

4. Water easement granted by Pacific United Development Corporation to the City of Dallas, filed 10/29/1996, cc# 96-0093013, Real Property Records of Collin County, Texas. (affects Lot 3) [Surveyor to be requested to locate on survey in location that does not materially and adversely affect the improvements or to certify that this easement does not apply to the Property.]

5. Underground Electric and Communications easement granted by Champion-Boston I Limited Partnership to Texas Utilities Electric Company, filed 11/10/1997, cc# 97-0096235, Real Property Records of Collin County, Texas. (affects Lot 3) [Surveyor to be requested to locate on survey in location that does not materially and adversely affect the improvements or to certify that this easement does not apply to the Property.]

6. Drainage Easement granted by Pacific United Development Corporation to the City of Dallas by instrument dated September 24, 1996, filed October 22, 1996, recorded in Clerk's File No. 96-0091112, Real Property Records of Collin County, Texas. (affects Lot 4)

7. Easement and Right of Way from Champion/Landmark I, Ltd. to Texas Utilities Electric Company dated October 14, 1997, filed November 10, 1997, recorded in Volume 4037, Page 1873 (Clerk's File No. 97-0096236), Real Property Records of Collin County, Texas. (affects Lot 4)

8. Telecommunications Easement Agreement created by instrument dated September 7, 2000, filed September 25, 2000, recorded in Volume 4759, Page 308 (Clerk's File No. 00-0103815), Real Property Records of Collin County, Texas. (affects Lot 4)

9. Easements and building lines as shown on plat recorded in Volume J, Page 500, Plat Records, Collin County, Texas. (affects Lot 3)

10. The following easements as shown on plat recorded in Volume J, Page 500, Plat Records of Collin County, Texas (affects Lot 4):


                  Exhibit B - to Special Warranty Deed - Page 1

         a. 15' by 15' water easement located on the East property line.

         b. 15' electric easement along a portion of the West property line, and near the northwest corner.

         c. 20' by 20' drainage easement located in the northwest corner.

         d. 15' waste water easement located on the South property line.

         e. 30' access easement crossing the subject property.

11. Terms, conditions, provisions, easements, restrictions and stipulations contained in that certain Declaration of Easements dated November 11, 1996, filed November 21, 1996, recorded in Clerk's File No. 96-0100329, as amended by First Amendment to Declaration of Easements filed December 18, 1996, recorded in Clerk's File No. 96-0107156, Real Property Records of Collin County, Texas. (affects Lots 3 and 4)

12. Terms, conditions, provisions, easements, restrictions and stipulations contained in that certain Easement and Maintenance Agreement dated October 28, 1996, filed November 11, 1996, recorded in Clerk's File No. 96-0097230, as affected by Clarification Agreement filed December 18, 1996, recorded in Clerk's File No. 96-0107158, Real Property Records of Collin County, Texas. (affects Lots 3 and 4)

13. Restriction with respect to access to Dallas North Tollway, service road and ramps, as set forth in deed to the Texas Turnpike Authority, filed 10/30/92, under County Clerk's File No. 92-0006286 of the Real Property Records of Collin County, Texas. (affects Lot 3)

14. Terms, provisions, conditions, easements, restrictions and obligations contained in instrument dated 9/7/2000, filed 9/25/2000, Volume 4759, Page 308, cc# 00-0003219, Real Property Records of Collin County, Texas. (affects Lot 3) [cc# to be confirmed as correct on copy of instrument.]

15. Terms, provisions and conditions of lease dated 8/27/1997 and amended by instrument dated 10/31/1997, between Champion-Boston I Limited Partnership, a Delaware limited partnership, Landlord, and CompUSA Inc., a Delaware corporation, Tenant, as evidenced by instrument filed 9/8/1997, cc# 97-0074440, Real Property Records of Collin County, Texas and by instrument filed 12/1/97 in cc# 97-0101671, Real Property Records of Collin County, Texas. (affects Lot 3) [Volume, page and file no. to be confirmed as correct on copy of instrument.]

16. Lease Agreement dated October 31, 1997, executed by and between Champion/Landmark I, Ltd., a Texas limited partnership, as Landlord, and CompUSA, Inc., a Delaware corporation, as Tenant, as evidenced by instrument recorded in Volume 4156, Page 2939 (Clerk's File No. 98-0042990), Real Property Records of Collin County, Texas. (affects Lot 4) [Volume, page and file no. to be confirmed as correct on copy of instrument.]


                  Exhibit B - to Special Warranty Deed - Page 2

17. Subordination, Nondisturbance and Attornment Agreement dated May 1, 1998 , filed May 1, 1998, recorded in Volume 4156, Page 2939 (Clerk's File No. 98-0042990), Real Property Records of Collin County, Texas. (affects Lot 4) [To the extent this Subordination relates to a Mortgage, such Subordination shall be removed from title when the Mortgage is released from record.]

18. Terms, conditions, provisions and stipulations of that certain Detached Sign Unity Agreement dated August 2, 1999, filed January 11, 2000, recorded in Volume 4580, Page 462 (Clerk's File No. 00-0003219), Real Property Records of Collin County, Texas.
     (affects Lots 3 and 4)

19. All matters shown on the survey of each lot prepared by Graham Associates, Inc. dated May__, 2005, under File Number 2417-1000.




                  Exhibit B - to Special Warranty Deed - Page 3

                                    EXHIBIT I
                        ADDITIONAL PERMITTED ENCUMBRANCES


1. Restrictive covenants of record recorded in Clerk's File Nos. 94-0098896, amended in Volume 3960, Page 2005; Clerk's File No. 94-0101305, Real Property Records, Collin County, Texas. (affects Lot 3) [Volume, page and file number to be confirmed]

2. Restrictive covenants of record recorded in Clerk's File Nos. 94-0098896, 97-0059389, 94-0101305, and 96-0100329, Real Property Records, Collin
     County, Texas. (affects Lot 4)

3. Standby fees, taxes and assessments by any taxing authority for the year 2005 not yet due and payable. (affects Lots 3 and 4)

4. Water easement granted by Pacific United Development Corporation to the City of Dallas, filed 10/29/1996, cc# 96-0093013, Real Property Records of Collin County, Texas. (affects Lot 3) [Surveyor to be requested to locate on survey in location that does not materially and adversely affect the improvements or to certify that this easement does not apply to the Property.]

5. Underground Electric and Communications easement granted by Champion-Boston I Limited Partnership to Texas Utilities Electric Company, filed 11/10/1997, cc# 97-0096235, Real Property Records of Collin County, Texas. (affects Lot 3) [Surveyor to be requested to locate on survey in location that does not materially and adversely affect the improvements or to certify that this easement does not apply to the Property.]

6. Drainage Easement granted by Pacific United Development Corporation to the City of Dallas by instrument dated September 24, 1996, filed October 22, 1996, recorded in Clerk's File No. 96-0091112, Real Property Records of Collin County, Texas. (affects Lot 4)

7. Easement and Right of Way from Champion/Landmark I, Ltd. to Texas Utilities Electric Company dated October 14, 1997, filed November 10, 1997, recorded in Volume 4037, Page 1873 (Clerk's File No. 97-0096236), Real Property Records of Collin County, Texas. (affects Lot 4)

8. Telecommunications Easement Agreement created by instrument dated September 7, 2000, filed September 25, 2000, recorded in Volume 4759, Page 308 (Clerk's File No. 00-0103815), Real Property Records of Collin County, Texas. (affects Lot 4)

9. Easements and building lines as shown on plat recorded in Volume J, Page 500, Plat Records, Collin County, Texas. (affects Lot 3)

10. The following easements as shown on plat recorded in Volume J, Page 500, Plat Records of Collin County, Texas (affects Lot 4):

         a. 15' by 15' water easement located on the East property line.

         b. 15' electric easement along a portion of the West property line, and near the northwest corner.

         c. 20' by 20' drainage easement located in the northwest corner.

         d. 15' waste water easement located on the South property line.

         e. 30' access easement crossing the subject property.

11. Terms, conditions, provisions, easements, restrictions and stipulations contained in that certain Declaration of Easements dated November 11, 1996, filed November 21, 1996, recorded in Clerk's File No. 96-0100329, as amended by First Amendment to Declaration of Easements filed December 18, 1996, recorded in Clerk's File No. 96-0107156, Real Property Records of Collin County, Texas. (affects Lots 3 and 4)

12. Terms, conditions, provisions, easements, restrictions and stipulations contained in that certain Easement and Maintenance Agreement dated October 28, 1996, filed November 11, 1996, recorded in Clerk's File No. 96-0097230, as affected by Clarification Agreement filed December 18, 1996, recorded in Clerk's File No. 96-0107158, Real Property Records of Collin County, Texas. (affects Lots 3 and 4)

13. Restriction with respect to access to Dallas North Tollway, service road and ramps, as set forth in deed to the Texas Turnpike Authority, filed 10/30/92, under County Clerk's File No. 92-0006286 of the Real Property Records of Collin County, Texas. (affects Lot 3)

14. Terms, provisions, conditions, easements, restrictions and obligations contained in instrument dated 9/7/2000, filed 9/25/2000, Volume 4759, Page 308, cc# 00-0003219, Real Property Records of Collin County, Texas. (affects Lot 3) [cc# to be confirmed as correct on copy of instrument.]

15. Terms, provisions and conditions of lease dated 8/28/1997 and amended by instrument dated 10/31/1997 and June 30, 1998, between Champion-Boston I Limited Partnership, a Delaware limited partnership, Landlord, and CompUSA Inc., a Delaware corporation, Tenant, as evidenced by instrument filed 9/8/1997, cc# 97-0074440, Real Property Records of Collin County, Texas and by instrument filed 12/1/97 in cc# 97-0101671, Real Property Records of Collin County, Texas. (affects Lot 3) [Volume, page and file no. to be confirmed as correct on copy of instrument.]

16. Lease Agreement dated October 31, 1997, executed by and between Champion/Landmark I, Ltd., a Texas limited partnership, as Landlord, and CompUSA, Inc., a Delaware corporation, as Tenant, as evidenced by instrument recorded in Volume 4156, Page 2939 (Clerk's File No. 98-0042990), Real Property Records of Collin County, Texas. (affects Lot 4) [Volume, page and file no. to be confirmed as correct on copy of instrument.]

17. Subordination, Nondisturbance and Attornment Agreement dated May 1, 1998, filed May 1, 1998, recorded in Volume 4156, Page 2939 (Clerk's File No. 98-0042990), Real Property Records of Collin County, Texas. (affects Lot 4) [To the extent this Subordination relates to a Mortgage, such Subordination shall be removed from title when the Mortgage is released from record.]

18. Terms, conditions, provisions and stipulations of that certain Detached Sign Unity Agreement dated August 2, 1999, filed January 11, 2000, recorded in Volume 4580, Page 462 (Clerk's File No. 00-0003219), Real Property Records of Collin County, Texas.
     (affects Lots 3 and 4)

19. All matters shown on the survey of each lot prepared by Graham Associates, Inc. dated May__, 2005, under File Number 2417-1000.

                                    EXHIBIT J
                            FORM OF NOTICE TO TENANTS


____________, 2005

____________________________________
____________________________________

Re:     ____________________________
        ____________________________

Dear Tenant:

Please be advised that effective _______________, 2005, Tower Fund Landmark Limited Partnership, a Texas limited partnership, has sold the above-referenced property to ________________________________. Your security deposit has been transferred to such entity and such entity shall be responsible for holding the same in accordance with the terms of your lease. Effective ___________, 2005, all future rental payments should be sent to the following address:

        ____________________________
        ____________________________
        ____________________________

Any questions regarding maintenance and management of the property should be addressed to:

        ____________________________
        ____________________________
        ____________________________

                                Very truly yours,
                                For Landmark Center I

                                TOWER FUND LANDMARK LIMITED
                                PARTNERSHIP, a Texas limited partnership

                                By: Tower Fund Landmark LLC,
                                    a Delaware limited liability company
                                    Its:  General Partner

                                    By: BlackRock Realty Advisors, Inc.,
                                        a Delaware corporation,
                                        Its:  Manager

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                For Landmark Center II

                                MLICSA:
                                Metropolitan Life Insurance Company, on behalf of a commingled separate account

                                By: BlackRock Realty Advisors, Inc., a Delaware corporation, its investment advisor

                                By:_____________________________________________
                                Printed Name:___________________________________
                                Title:__________________________________________

                                    EXHIBIT K
                                FIRPTA AFFIDAVIT
                TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS


         To inform [INSERT NAME OF PURCHASER ENTITY], a __________________ ("TRANSFEREE"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the "CODE"), will not be required upon the transfer of certain real property to Transferee by Metropolitan Life Insurance Company, a New York corporation, on behalf of a commingled separate account ("TRANSFEROR"), the undersigned hereby certifies the following on behalf of
Transferor:

                  1. Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

                  2. Seller is not a disregarded entity as defined in ss.1.1445-2(b)(2)(iii);

                  3. Transferor's U.S. employer identification number is 13-5581829; and

                  4. Transferor's office address is c/o BlackRock Realty Advisors, Inc., [10 Park Avenue, Morristown, New Jersey 07962-2346,
         Attention: Jeremy Litt, Esq.

         Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

                                For Landmark Center I

                                TOWER FUND LANDMARK LIMITED
                                PARTNERSHIP, a Texas limited partnership
                                By:  Tower Fund Landmark LLC,
                                     a Delaware limited liability company
                                     Its:  General Partner
                                     By:  BlackRock Realty Advisors, Inc.,
                                          a Delaware corporation,
                                          Its:  Manager

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                Date:___________________________________________
                                For Landmark Center II

                                Metropolitan Life Insurance Company, on behalf of a commingled separate account

                                By: BlackRock Realty Advisors, Inc., a Delaware corporation, its investment advisor

                                By:_____________________________________________
                                Printed Name:___________________________________
                                Title:__________________________________________
                                Date:___________________________________________

                                FIRPTA AFFIDAVIT
                TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS


         To inform [INSERT NAME OF PURCHASER ENTITY], a __________________ ("TRANSFEREE"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the "CODE"), will not be required upon the transfer of certain real property to Transferee by Tower Fund Landmark Limited Partnership, a Texas limited partnership ("TRANSFEROR"), the undersigned hereby certifies the following on behalf of Transferor:

                  1. Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

                  2. Seller is not a disregarded entity as defined in ss.1.1445-2(b)(2)(iii);

                  3. Transferor's U.S. employer identification number is 20-2840757; and

                  4. Transferor's office address is c/o BlackRock Realty Advisors, Inc., [10 Park Avenue, Morristown, New Jersey 07962-2346,
         Attention: Jeremy Litt, Esq.

         Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Dated:  _________________

                                For Landmark Center I

                                TOWER FUND LANDMARK LIMITED
                                PARTNERSHIP, a Texas limited partnership

                                By: Tower Fund Landmark LLC,
                                    a Delaware limited liability company
                                    Its:  General Partner

                                    By:  BlackRock Realty Advisors, Inc.,
                                         a Delaware corporation,
                                         Its:  Manager

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                For Landmark Center II

                                MLICSA:
                                Metropolitan Life Insurance Company, on behalf of a commingled separate account

                                By: BlackRock Realty Advisors, Inc., a Delaware corporation, its investment advisor

                                By:_____________________________________________
                                Printed Name:___________________________________
                                Title:__________________________________________

                                    EXHIBIT L
                               DUE DILIGENCE ITEMS


-------------------------------------------------------------------------
                             CATEGORY/ITEMS

-------------------------------------------------------------------------
Advertising Agreements
-------------------------------------------------------------------------
Aerial Photos
-------------------------------------------------------------------------
Brokerage Commission Agreements
-------------------------------------------------------------------------
Building/Capital Improvement Projects, Current
-------------------------------------------------------------------------
Building Measurement Surveys by Registered Architect
-------------------------------------------------------------------------
Building Permits
-------------------------------------------------------------------------
Building Plans, Specifications, Paper
CADD Disk
-------------------------------------------------------------------------
Business Licenses
-------------------------------------------------------------------------
CAM - Current Year Estimates
-------------------------------------------------------------------------
CAM - Prior Year Reconciliation
-------------------------------------------------------------------------
Capital Expenditure History (Three Previous Years)
-------------------------------------------------------------------------
Capital Improvements (3 yrs) (Historical/Projected)
-------------------------------------------------------------------------
Certificates of Occupancy:
For Building
For Individual Tenants
-------------------------------------------------------------------------
CC&R's
-------------------------------------------------------------------------
Documents related to Intellectual Property
-------------------------------------------------------------------------
Easement information
-------------------------------------------------------------------------
Emergency/Life Safety Systems, Operating Manual
-------------------------------------------------------------------------
Environmental Site Assessment, Existing
-------------------------------------------------------------------------
FINANCIAL ITEMS:
Balance Sheet, To date
Budget and Narrative, Current Year
Excess Operating Expenses (Estimate for 2005)
Operating Expense Reconciliations (three previous years)
Operating Statements for property (three previous years - including a year end general ledger for each year) Rent Roll, Current Security Deposit Listing, Current and to be transferred LOC/Guarantee Tenant Aging Report, To date
-------------------------------------------------------------------------
Floor Plans, as Leased
-------------------------------------------------------------------------
Geotechnical Report, if any
-------------------------------------------------------------------------
Ground Lease, if any
-------------------------------------------------------------------------
Historical Leasing Agent Reports/Comps
-------------------------------------------------------------------------
Insurance Certificate, Current of Seller and Tenants
-------------------------------------------------------------------------
Insurance Claims, Pending
-------------------------------------------------------------------------
Insurance Claims, History
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Leases, including amendments, exhibits and side letters for each building tenant
-------------------------------------------------------------------------
Lease Commission Schedule three previous years
-------------------------------------------------------------------------
Litigation - Pending
-------------------------------------------------------------------------
Management/Leasing Agreement, existing
-------------------------------------------------------------------------
Marketing/Promotional Brochures
-------------------------------------------------------------------------
Move-in Procedures
-------------------------------------------------------------------------
Occupancy Statistics, three previous years
-------------------------------------------------------------------------
Office Equipment List to Remain On-Site
-------------------------------------------------------------------------
O & M Reports (Asbestos Information)
-------------------------------------------------------------------------
Parking Garage Lease/Operating Agreement
-------------------------------------------------------------------------
Parking Space Configuration (Surface and Garage, if applicable)
-------------------------------------------------------------------------
Permits and Licenses - Alarm
-------------------------------------------------------------------------
Permits and Licenses - Construction
-------------------------------------------------------------------------
Permits and Licenses - Elevator
-------------------------------------------------------------------------
Permits and Licenses - Engineering
-------------------------------------------------------------------------
Personal Property Inventory
-------------------------------------------------------------------------
Photos of Building
-------------------------------------------------------------------------
Property Taxes land/improvements, current year
-------------------------------------------------------------------------
Property Taxes, all parcels, three previous years
-------------------------------------------------------------------------
Property Tax Statements, Personal, current and prior three years
-------------------------------------------------------------------------
Retail tenants, sales data and percentage rent billings (current and prior 3 years)
-------------------------------------------------------------------------
Roof Reports & Warranties
-------------------------------------------------------------------------
Security Incident Reports (for prior 24 months)
-------------------------------------------------------------------------
Service Contracts and equipment leases
-------------------------------------------------------------------------
Site Plan
-------------------------------------------------------------------------
Stacking Plans
-------------------------------------------------------------------------
Staffing/Payroll Schedule
-------------------------------------------------------------------------
Standard Form of Lease
-------------------------------------------------------------------------
Survey, existing
-------------------------------------------------------------------------
Tenant Contact Information
-------------------------------------------------------------------------
Tenant Financial Statements, if available
-------------------------------------------------------------------------
Tenant Improvement jobs currently ongoing/building & contract
-------------------------------------------------------------------------
Tenant Improvement Schedule, three previous years
-------------------------------------------------------------------------
Tenant Parking Agreements
-------------------------------------------------------------------------
Tenant Storage Agreements
-------------------------------------------------------------------------
Title Commitment Policy of Seller, existing
-------------------------------------------------------------------------
Title Work - Preliminary
-------------------------------------------------------------------------
Title Work - Final
-------------------------------------------------------------------------
Utility Agreements, Electricity
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Utility Invoices, two previous years
-------------------------------------------------------------------------
Utility Security Deposits
-------------------------------------------------------------------------
Vacancy History
-------------------------------------------------------------------------
Warranty, Elevator, if applicable
-------------------------------------------------------------------------
Warranty, HVAC equipment, if applicable
-------------------------------------------------------------------------
Warranty, Mechanical, if applicable
-------------------------------------------------------------------------
Warranty, Roof, if applicable
-------------------------------------------------------------------------
Website/Domain Name Transfer information, if applicable
-------------------------------------------------------------------------
Work Order Systems and operating manuals
-------------------------------------------------------------------------
Zoning Report, if available
-------------------------------------------------------------------------